       As filed with the Securities and Exchange Commission on May 1, 2003
                       Registration No. 33-54126; 811-7332

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 42            [x]
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 46                    [x]
                        (Check appropriate box or boxes)

                                   -----------

                         BARCLAYS GLOBAL INVESTORS FUNDS
               (Exact Name of Registrant as specified in Charter)
                                45 Fremont Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (877) 244-1544

                                 Susan C. Mosher
                       c/o Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                 With a copy to:
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                         2000 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[x]  Immediately upon filing pursuant         [ ]  on _________ pursuant
     to Rule 485(b), or                            to Rule 485(b)

[ ]  60 days after filing pursuant            [ ]  on _________ pursuant
     to Rule 485(a)(1), or                         to Rule 485(a)(1)

[ ]  75 days after filing pursuant            [ ]  on _________ pursuant
     to Rule 485(a)(2), or                         to Rule 485(a)(2)

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS/MAY 1, 2003

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Index

Bond Index Fund

S&P 500 Stock Fund

Allocation

Asset Allocation Fund


Barclays Global Investors, N.A.
A pioneer in asset allocation
and index investing since 1971

                                                BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


INDEX FUND BASICS

     2  Investment Objectives

     3  Principal Investment Strategies

     4  Principal Risk Factors

     6  Investment Returns

     9  Fees and Expenses

ALLOCATION FUND BASICS

    10  Investment Objective

    11  Principal Investment Strategy

    12  Principal Risk Factors

    13  Investment Returns

    15  Fees and Expenses

FUND DETAILS

    16  Index Funds

    18  Allocation Fund

    19  A Further Discussion of Risk

DETAILS IN COMMON

    20  Management of the Funds

    22  Shareholder Information

    29  Financial Highlights

INDEX FUND BASICS

Investment Objectives1

Bond Index Fund
The Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index./2/

S&P 500 Stock Fund
The Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the S&P 500 Index./3/

/1/Each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of a particular Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Funds to their Master Portfolios appears on page 28.
/2/Lehman Brothers, Inc. does not sponsor the Bond Index Fund or the Bond Index
   Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the Bond Index Fund or the Master Portfolio.
/3/S&P does not sponsor, endorse, sell or promote the S&P 500 Stock Fund, the S&P 500 Index Master Portfolio, the Asset Allocation Fund or the Asset Allocation Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the Funds or their Master Portfolios. "Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund, the Asset Allocation Fund and their Master Portfolios. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Funds or their Master Portfolios.

                                    [GRAPHIC]



Defining Terms

The total return performance (also referred to as "total return") takes into account the two elements of an investment's performance: the amount of income it earns from interest or dividend payments and the change in the investment's market price during a given time period (an increase in the price adds to total return, a decrease reduces it). The calculation assumes the reinvestment of all dividends.

The Lehman Brothers Aggregate Bond Index consists of over 6,000 different debt issues representing high quality taxable US Bonds, as well as asset and mortgage-backed securities, each with a remaining time to maturity of one year or more. Issuers include the US Government and top rated "investment grade" corporations.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investment Strategies

Bond Index Fund
The Fund pursues its objectives by investing in a representative sample of securities that make up the Lehman Brothers Aggregate Bond Index and by investing in these securities in proportions that match their index weights. Under normal circumstances, the Fund will invest at least 90% of the value of its net assets, plus the amount of any borrowing for investment purposes, in securities comprising the Lehman Brothers Aggregate Bond Index.

S&P 500 Stock Fund

The Fund pursues its objectives by investing in all the securities that make up the S&P 500 Index and by investing in these securities in proportions that match their index weights. Under normal circumstances, the Fund will invest at least 90% of the value of its net assets, plus the amount of any borrowing for investment purposes, in securities comprising the S&P 500 Index.

                                    [GRAPHIC]



Defining Terms

The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to:

.. size

.. frequency and ease by which their stocks trade

.. range and diversity of the American economy

The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. In the capitalization-weighted total rate of return, each stock in an index contributes to the index in the same proportion as the value of its shares. Thus, if the shares of Company A are worth twice as much as the shares of Company B, A's return will count twice as much as B's in calculating the index's overall return. This method contrasts with equal weighted return, by which A's performance, B's performance and the performance of every other stock in the index would count the same.


INDEX FUND BASICS 3

Principal
                Risk Factors

                                    [GRAPHIC]



As with any investment, your investment in the Index Funds could lose money or the Funds' performance could trail that of other alternative investments.

Risks of Investing in the Bond Index Fund

The value of your investment in this Fund is based on the price of the bonds in which the Fund invests.

.. value of the bonds in which this Fund invests may fall because of a rise in interest rates, which generally reduces the value of bonds, even those issued by the US government

.. value of individual bonds may fall with the decline in a borrower's real or apparent ability to meet its financial obligations

.. prices of bonds may fall in response to economic events or trends

.. bonds that the Fund's investment adviser selects may not match the performance of the market index

.. as with all mutual funds, the Fund must maintain cash balances to meet redemption requests; this may lower overall Fund performance

.. issuer may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest

.. borrowers may prepay their mortgages or loans faster than expected
  (prepayment), thereby affecting the investment's average life and potentially its yield

.. borrowers may extend the repayment of their mortgages or loans for longer than expected, thereby affecting the investment's average life and potentially its yield

.. no attempt is made to individually select bonds because the Bond Index Master
  Portfolio is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Brothers Aggregate Bond Index


4   BARCLAYS GLOBAL INVESTORS FUNDS

Risks of Investing in the S&P 500 Stock Fund

The value of your investment in this Fund is based on the price of the stocks in which the Fund invests.

.. prices of the stocks in which this Fund invests may decline

.. prices of stocks may fall in response to economic events or trends

.. as with all mutual funds, the Fund must maintain cash balances to meet redemption requests; this may lower overall Fund performance

.. no attempt is made to individually select stocks because the S&P 500 Index
  Master Portfolio is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index

Investments in the Index Funds are not bank deposits or obligations of Barclays Global Fund Advisors (BGFA) or Barclays Global Investors, N.A. (BGI) or their affiliates. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who May Want to Invest in the Funds

The Index Funds are designed for investors who desire a convenient way to invest either in a broad spectrum of US large-cap stocks (the S&P 500 Stock
Fund) or bonds issued in the United States (the Bond Index Fund). Although these markets have increased in value over the long term, they have also decreased over the short-term. This volatility is particularly characteristic of stocks.

The Index Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce short-term volatility.

For additional information on risk, see A Further Discussion of Risk on page 19.



INDEX FUND BASICS 5

Investment Returns

                                           [GRAPHIC]



Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the returns for each Fund for each full calendar year since the Fund's inception. The average annual total return tables compare each Fund's average annual total return with the return of a corresponding index for one and five years and since the Fund's inception. How the Funds have performed in the past is not an indication of how the Funds will perform in the future.

 Bond Index Fund
 Year-By-Year Returns

                                    [CHART]

   1994    -3.76%
   1995    18.80%
   1996     2.13%
   1997     9.77%
   1998     9.34%
   1999    -2.69%
   2000    11.76%
   2001     8.80%
   2002     9.90%



 The highest and lowest quarterly returns for the Bond Index Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return: 2nd Qtr '95 Return: 1st Qtr '94

       6.50%              -2.87%


6   BARCLAYS GLOBAL INVESTORS FUNDS

BOND INDEX FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                                   SINCE INCEPTION
                                               ONE YEAR FIVE YEARS (JULY 2, 1993*)
----------------------------------------------------------------------------------
Bond Index Fund
 Return Before Taxes                             9.90%    7.29%         6.77%
 Return After Taxes on Distributions             7.55%    4.70%         4.11%
 Return After Taxes on Distributions and Sale
 of Fund Shares                                  6.01%    4.52%         4.05%
 Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees, expenses or
 taxes)                                         10.26%    7.55%         7.14%
----------------------------------------------------------------------------------

*The Lehman Brothers Aggregate Bond Index is calculated from June 30, 1993.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



INDEX FUND BASICS 7

 S&P 500 Stock Fund
 Year-By-Year Returns

                                    [CHART]

   1994      0.78%
   1995     37.15%
   1996     22.62%
   1997     33.07%
   1998     28.41%
   1999     20.59%
   2000     -9.34%
   2001    -12.11%
   2002    -22.20%



 The highest and lowest quarterly returns for the S&P 500 Stock Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return: 4th Qtr '98 Return: 3rd Qtr '02

      21.31%              -17.29%

S&P 500 STOCK FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                                   SINCE INCEPTION
                                               ONE YEAR FIVE YEARS (JULY 2, 1993*)
----------------------------------------------------------------------------------
S&P 500 Stock Fund
 Return Before Taxes                           -22.20%    -0.81%        9.10%
 Return After Taxes on Distributions           -22.64%    -2.59%        7.43%
 Return After Taxes on Distributions and Sale
 of Fund Shares                                -13.59%    -0.51%        7.43%
----------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)                             -22.10%    -0.59%        9.30%
----------------------------------------------------------------------------------

*The S&P 500 Index is calculated from June 30, 1993.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



8   BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the S&P 500 Stock Fund or the Bond Index Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        Bond Index Fund  S&P 500 Stock Fund
----------------------------------------------------------------------------
Management fees                              0.08%             0.05%
----------------------------------------------------------------------------
Other expenses                               0.15%             0.15%
----------------------------------------------------------------------------
Total annual Fund operating expenses*        0.23%             0.20%
----------------------------------------------------------------------------

*Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

Example

The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Funds' operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------
Bond Index Fund     $24     $74    $130     $293
--------------------------------------------------
S&P 500 Stock Fund  $20     $64    $113     $255
--------------------------------------------------



INDEX FUND BASICS 9

ALLOCATION FUND BASICS

Investment Objective

                                    [GRAPHIC]



Asset Allocation Fund
The Fund seeks a high level of long-term total return, consisting of capital appreciation and current income, consistent with a reasonable level of risk.

For a more detailed discussion of the Fund's investment objective, see page 18.


10  BARCLAYS GLOBAL INVESTORS FUNDS

Principal Investment Strategy

Asset Allocation Fund
The Asset Allocation Fund attempts to improve on the markets' long-term risk-and-return tradeoff by shifting its investments among markets in response to changes in the investment environment.

The Fund invests in a changing mix of S&P 500 stocks, long-term US Treasury bonds, and money market investments. In its stock investments, the Asset Allocation Fund seeks to approximate the return of the S&P 500 Index, before fees and expenses, by investing in all of the stocks that comprise the S&P 500 Index in the same proportion as they are reflected in the index. In its bond investments, the Fund seeks to approximate the return of the Lehman Brothers 20+ Treasury Index, a subset of the Lehman Brothers Government/Credit Bond Index, before fees and expenses.

The Fund attempts to benefit from the changing relative values of different investment classes. If, for instance, the value of long-term Treasury bonds appears low compared with its typical relationship to US stock values, the Fund will emphasize Treasury bond investments over stocks in the expectation of rising bond prices relative to stock prices, or of stock prices falling relative to bond prices.

                                    [GRAPHIC]



Defining Terms

Long-term US Treasury bonds are Treasury obligations with maturities of at least 20 years from the issue date.

Money market investments generally consist of high-quality debt securities with remaining maturities of 397 days (about 13 months) or less, and dollar weighted average maturity of 90 days or less, including US government obligations, domestic and foreign bank obligations, short-term credit debt, repurchase agreements and time deposits.


ALLOCATION FUND BASICS 11

Principal Risk Factors

                                    [GRAPHIC]



As with any investment, your investment in the Asset Allocation Fund could lose money or the Fund's performance could trail that of other alternative investments.

Risks of Investing in the Asset Allocation Fund

The value of your investment in the Fund is based on the price of the stocks and bonds in which the Fund invests.

.. prices of the stocks in which the Fund invests may decline

.. value of the bonds in which the Fund invests may fall because of a rise in interest rates, which generally reduces the value of bonds, even those issued by the US government

.. prices of stocks and bonds may fall in response to economic events or trends

.. the Fund's investment allocation may not perform in line with expectations

.. as with all mutual funds, the Fund must maintain cash balances to meet redemption requests; this may lower overall Fund performance

.. no attempt is made to individually select investments because the Asset
  Allocation Master Portfolio's asset mix is determined by its investment model

Investments in the Asset Allocation Fund are not bank deposits or obligations of BGFA, BGI or their affiliates. They are not guaranteed or endorsed by the FDIC or any other government agency.

Who May Want to Invest in the Fund

The Asset Allocation Fund is designed for longer-term investors. The Fund operates on the premise that, over time, the allocation and reallocation of capital across different classes of investments will produce better returns than a static buy-and-hold allocation. The Fund may not be appropriate for investors desiring above-market short-term returns.


12  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

                                    [GRAPHIC]



Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Fund by showing the changes in its performance from year to year. The bar chart shows the returns for the Fund for each full calendar year since the Fund's inception. The average annual total return table compares the Fund's average annual total return with the return of its corresponding index for one and five years and since the Fund's inception. How the Fund has performed in the past is not an indication of how the Fund will perform in the future.

 Asset Allocation Fund
 Year-By-Year Returns

                                    [CHART]

   1994    -2.65%
   1995    29.16%
   1996    11.84%
   1997    22.32%
   1998    25.64%
   1999     9.64%
   2000     1.11%
   2001    -6.92%
   2002   -12.23%



 The highest and lowest quarterly returns for the Asset Allocation Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return: 4th Qtr '98 Return: 3rd Qtr '02

      15.97%              -9.20%


ALLOCATION FUND BASICS 13

ASSET ALLOCATION FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                                   SINCE INCEPTION
                                               ONE YEAR FIVE YEARS (JULY 2, 1993*)
----------------------------------------------------------------------------------
Asset Allocation Fund
 Return Before Taxes                           -12.23%     2.62%        7.92%
 Return After Taxes on Distributions           -12.83%    -0.05%        5.15%
 Return After Taxes on Distributions and sale
 of Fund Shares                                 -7.49%     1.94%        5.87%
----------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)                             -22.10%    -0.59%        9.30%
----------------------------------------------------------------------------------
Lehman Brothers 20+ Treasury Index reflects
no deduction for fees, expenses or taxes)       17.00%     8.64%        8.70%
----------------------------------------------------------------------------------
Asset Allocation Benchmark/1/ reflects no
deduction for fees, expenses or taxes)          -7.26%     3.71%        9.52%
----------------------------------------------------------------------------------

*The S&P 500 Index, the Lehman Brothers 20+ Treasury Index, and the Asset
 Allocation Benchmarks are calculated from June 30, 1993.
/1/The Asset Allocation Benchmark represents the return of a blended index consisting of 60% S&P 500 Index stocks and 40% Lehman Brothers 20+ Treasury Index bonds.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



14  BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in the Asset Allocation Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.35%
----------------------------------------------------------------------------
Other Expenses                                         0.40%
----------------------------------------------------------------------------
Total annual Fund Operating Expenses*                  0.75%
----------------------------------------------------------------------------

*Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.

Example

The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, and that the Fund's operating expenses remain the same.

The Fund does not charge a sales load or other fee upon redemption. Your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------------------------------------------------
Asset Allocation Fund  $77    $240    $417     $930
-----------------------------------------------------




ALLOCATION FUND BASICS 15

FUND DETAILS

Index Funds

A Further Discussion of Investment Objectives

The Index Funds seek to come within 95% of a market index's total return, before fees and expenses, in falling as well as rising markets. They do not seek to "beat" the markets they track and do not seek temporary defensive positions when markets appear overvalued. Barclays Global Fund Advisors (BGFA), the Master Portfolios' investment adviser, makes no attempt to apply economic, financial or market analysis when managing the Fund portfolios. BGFA selects securities because they will help the Funds achieve returns corresponding to index returns. Including a security among a Fund's holdings implies no opinion as to its attractiveness as an investment.

Investing in Indexes

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. One way an index Fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.

The Bond Index Fund has a more difficult task. As a practical matter, it would be inefficient to hold each of the over 6,000 securities included in the Lehman Brothers Aggregate Bond Index. It can, however, substantially replicate the index's profile by holding a representative sample of the 6,000 securities. It may, for example, hold US government obligations and corporate bonds in a similar proportion to the index. And it can match such index features as:

.. average time to maturity for both government and corporate debt

.. bonds' coupon rate

.. economic sectors represented by the bonds in the Fund's index are in roughly the same proportion that they are represented in the entire index


Barclays Global Fund Advisors

BGFA, a subsidiary of Barclays Global Investors, N.A. (BGI), serves as the Master Portfolios' investment adviser. BGFA makes the day-to-day decisions on buying and selling securities for the Funds. BGI and its affiliates, including BGFA, manage over $746 billion in assets and is the world's largest asset manager for institutions, such as major endowments, and corporate and government pension plans. BGI has pioneered research in asset allocation, indexed investing and investment modeling since 1971. To make this expertise available to individual investors, BGFA introduced its first index and asset allocation mutual funds in 1993.

A bond's coupon rate is the interest rate it pays based on its face value.


16  BARCLAYS GLOBAL INVESTORS FUNDS

.. creditworthiness of credit bonds (matching the creditworthiness of US government bonds is not a relevant consideration, since all US government debt qualifies for the highest credit ratings)

.. whether or not credit bonds that it holds are callable

Although this approach has proven an effective means of approximating index performance in the past, the Bond Index Fund's holdings are not expected to track index performance with the accuracy expected to be achieved by completely replicating an index.

Defining Terms

Some credit bonds are callable, which means the borrower has the right to repay them before maturity. This feature usually benefits borrowers, since they can pay off the bonds when interest rates have fallen. But it puts bondholders at a disadvantage, since they have to reinvest the proceeds of the repayment at a time when they may earn less interest income. As a result, lenders generally demand a higher interest rate from callable bonds.


FUND DETAILS 17

Allocation Fund

A Further Discussion of the Investment Objective

The Asset Allocation Fund seeks to achieve, over the long term, a high level of total return consistent with reasonable risk.

Asset Allocation Fund Investment Model

The Asset Allocation Fund's asset mix is determined by a sophisticated mathematical model developed in 1973 that has since been continually refined. BGFA's investment professionals conduct ongoing research to enhance the model and ensure that it is keeping pace with the constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of mathematical models.

The model for the Asset Allocation Fund incorporates the following factors:

.. comprehensive data on stock, Treasury bond and money market expected returns

.. probable risk of losses in each of these markets

.. information on how these risks correlate: whether, for example, Treasury bonds' cyclical ups and downs have tended to moderate or amplify the cyclical ups and downs in S&P 500 stocks

The model generates a recommended asset mix that is evaluated by a team of investment professionals. The allocation may shift significantly in response to changing market and economic conditions.



18  BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Risk

In addition to the principal risks of investing described above under Principal Risk Factors, the Index and Allocation Funds have the following additional risks.

Derivatives

A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset such as a security or an index.
Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. Each Fund may invest in index futures contracts or exchange-traded funds. This tactic can reduce the costs associated with direct investing. It also allows the Funds to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because they have not yet invested new shareholder money. The floating rate or variable rate bonds that the Funds may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices. This can affect the value of the Fund.

Concentration

Each Fund intends to concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent that its underlying index concentrates in a particular industry or group of industries. To the extent a Fund concentrates in a particular industry or group of industries, it may be more susceptible to economic conditions and risks affecting such industry.

For a further discussion of Fund risks, please refer to the Funds' Statement of Additional Information (SAI). The SAI is incorporated by reference and is available free of charge from your shareholder servicing agent or by calling
1 877 BGI 1544 (1 877 244 1544).

Defining Terms

Index futures contracts are standardized agreements between two parties that commit one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference in cash between the contract price and the market price on the agreed-upon date--the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher.

The Funds have appointed shareholder servicing agents to service individual Fund accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. The Funds do not charge extra for these services, but compensate shareholder servicing agents as part of their operating expenses.


FUND DETAILS 19

DETAILS IN COMMON

Management of the Funds

Investment Adviser

The Funds are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (BGFA) provides investment guidance and policy direction for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive annual fees based on the following annual rates of each Master Portfolio's average daily net assets:

FUND                  ANNUAL MANAGEMENT FEE
Asset Allocation Fund         0.35%
-------------------------------------------
Bond Index Fund               0.08%
-------------------------------------------
S&P 500 Stock Fund            0.05%
-------------------------------------------

Unlike many traditional actively managed investment funds, there is no single portfolio manager who makes investment decisions for the Funds. Instead, Index Funds track their respective indexes. A team of investment professionals evaluates recommendations made by BGFA's mathematical models for the Asset Allocation Fund. The process reflects BGFA's commitment to an objective and consistent investment management structure.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for over $746 billion in assets. BGI, BGFA, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds' Master Portfolios may also invest.



20  BARCLAYS GLOBAL INVESTORS FUNDS

Administrative Services

BGI provides the following services as the Funds' administrator:

.. management of the Funds' non-investment operations

.. preparation of reports for each Fund's Board of Trustees

.. preparation of reports required by the Securities and Exchange Commission and required filings with state securities commissions

.. preparation of proxy statements and shareholder reports

BGI is entitled to receive an annual fee based on the following rates of each Fund's average daily net assets. In return for this fee, BGI has also agreed to absorb all expenses of the Funds and the Master Portfolios other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Funds.

FUND                  ANNUAL ADMINISTRATIVE FEE
Asset Allocation Fund           0.40%
-----------------------------------------------
Bond Index Fund                 0.15%
-----------------------------------------------
S&P 500 Stock Fund              0.15%
-----------------------------------------------



DETAILS IN COMMON 21

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

.. invest through an employer-sponsored or individual retirement savings plan

.. invest the proceeds rolled over from such plan into an Individual Retirement
  Account

.. maintain an account with Investors Bank & Trust or one of the Funds' shareholder servicing agents authorized to sell and service Fund shares, or

.. invest a minimum of $1 million directly through IBT

How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Direct buyer. See "Special Instruction for Direct Buyers" on page 24.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

                                    [GRAPHIC]



Defining Terms

Investors Bank & Trust (IBT) is the Funds' custodian, transfer agent and dividend disbursing agent.


22  BARCLAYS GLOBAL INVESTORS FUNDS

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day the Fund is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds reserve the right to suspend the availability of Fund shares and have the right to reject any purchase order.

How to Sell Shares*

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your shareholder servicing agent.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 24.

You may sell Fund shares at any time without paying a sales charge. You must submit your purchase order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order and no longer than seven business days after the sale. It is important that you call the Funds before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. Please contact IBT at 1 888 204 3956 for further clarification.

*Under certain circumstances, the Funds reserve the right to send your sale proceeds in the form of securities from their Master Portfolio.



DETAILS IN COMMON 23

How to Exchange Shares

The Funds allow investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

The Funds may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

Special Instructions for Direct Buyers

Direct buyers who have an established account with a Fund, can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011-001-438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name:
 Shareholder Account Number:
 Fund Number Bond Index Fund 1062
 Fund Number S&P 500 Stock Fund 1072
 Fund Number Asset Allocation Fund 1082

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between
  8:30am and 5pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably



24  BARCLAYS GLOBAL INVESTORS FUNDS
believes to be valid. IBT will wire proceeds directly to your designated bank account.*

*If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct buyers can ask IBT to wire proceeds directly to their designated bank account.*

.. When a direct buyer purchases Fund shares and then quickly sells, the Funds may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds' Share Price

IBT calculates each Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) every day the NYSE is open. The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT values most of the securities in the Funds at their current market prices. If such prices are not readily available, IBT uses estimates of the securities' fair value in accordance with guidelines approved by the Master Portfolios' Board of Trustees. Debt securities maturing in 60 days or less are valued according to the amortized cost method.

The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form. An exchange of a Fund's shares for shares of another BGI Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

*If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


Defining Terms

The amortized cost method marks down any premium, or marks up any discount, on short-term debt that the Funds buy at a constant rate until maturity. It does not reflect daily fluctuations in market value.


DETAILS IN COMMON 25

Dividends and Distributions

The S&P 500 Stock Fund pays out dividends of any net investment income to investors every quarter. The Bond Index Fund and the Asset Allocation Fund pay dividends of any net investment income to investors every month. All the Funds distribute their realized capital gains, if any, to shareholders at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of your Fund, unless you request payment in cash.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you may be required to pay taxes on the Funds' net investment income and realized capital gains through distribution of such income and gains by the Funds to their shareholders. You will owe the taxes whether you choose to receive distributions in cash or have them automatically reinvested in Fund Shares.

The amount of taxes you owe on your share of Fund income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Funds pay out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.



26  BARCLAYS GLOBAL INVESTORS FUNDS

Dividends and capital gain distributions usually create the following tax liability:

TRANSACTION                          TAX STATUS
Income dividends                     Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------

A portion of dividends paid to corporate shareholders of the S&P 500 Stock Fund and the Asset Allocation Fund may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Fund shares you may have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). Such gain or loss generally will be long-term capital gain or loss if you have held such Fund shares for more than one year at the time of disposition.

TRANSACTION                                  TAX STATUS
You sell shares owned for more than one year Long-term capital gain or loss
----------------------------------------------------------------------------
You sell shares owned for one year or less   Short-term capital gain or loss
----------------------------------------------------------------------------

If you buy Fund shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the securities and realizes gain on the sale. All of the Funds have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

Following the end of each year, the Funds will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.



DETAILS IN COMMON 27

The Funds are required to withhold 30% as "backup withholding" on any payments to you by them (including amounts deemed paid in the case of exchanges) if you haven't given us a correct Taxpayer Identification Number (TIN) and certified that the TIN is correct and withholding doesn't apply, the Internal Revenue Service (IRS) notifies the Funds that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.

Tax considerations for tax-exempt investors or investors holding Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has substantially identical investment objectives, strategies and policies as the individual Funds. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.



28  BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The tables below provide a picture of each Fund's financial performance. The per share information reflects financial results for a single Fund share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the Funds, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001 and December 31, 2002 has been audited by PricewaterhouseCoopers LLP. For all other periods the information was audited by KPMG LLP. The independent auditor's report along with the Funds' financial statements, is included in the Funds' annual reports. You may obtain copies of the annual reports at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30am to 5pm, Eastern Time.

                                                                      ASSET ALLOCATION FUND

                                           Year Ended   Year Ended   Year Ended Ten-Month Period  Year Ended Year Ended
                                            12/31/02     12/31/01     12/31/00  Ended 12/31/99/1/  2/28/99    2/28/98
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $9.51      $10.94        $12.57        $14.07         $13.50     $12.12
-----------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net Investment Income                           0.16     0.19/2/          0.31          0.29           0.26       0.44
Net Realized and Unrealized Gain (Loss) on
Investments                                    (1.31)      (0.97)/2/     (0.16)         1.08           2.07       2.68
-----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations               (1.15)      (0.78)         0.15          1.37           2.33       3.12
-----------------------------------------------------------------------------------------------------------------------
Less Distributions:
From Net Investment Income                     (0.16)      (0.20)        (0.31)        (0.29)         (0.26)     (0.44)
From Net Realized Gain                             -       (0.45)        (1.47)        (2.58)         (1.50)     (1.30)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.16)      (0.65)        (1.78)        (2.87)         (1.76)     (1.74)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $8.20       $9.51        $10.94        $12.57         $14.07     $13.50
-----------------------------------------------------------------------------------------------------------------------
Total Return                                  (12.23)%     (6.92)%       1.11%      9.95%/3/         17.83%     27.10%
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net Assets, End of Period (000s)            $218,652    $345,763      $409,918      $562,523       $599,093   $534,746
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate/4/                       92%         35%           53%           39%            33%        57%
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:/5/
Ratio of Expenses to Average Net Assets        0.75%       0.75%         0.75%         0.75%          0.75%      0.75%
Ratio of Net Investment Income to Average
Net Assets                                     1.88%    1.91%/2/         2.43%         2.36%          1.84%      3.37%
-----------------------------------------------------------------------------------------------------------------------

/1/The Fund changed its fiscal year end from February 28 to December 31. /2/Effective January 1, 2001, the Fund adopted the provisions of the revised
   AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.0033, increase net realized and unrealized gain (loss) per share by $0.0033 and decrease the ratio of net investment income to average net assets from 1.94% to 1.91%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.
/3/Not annualized.
/4/Represents the portfolio turnover of each Fund's corresponding Master
   Portfolio.
/5/Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.


DETAILS IN COMMON 29

                                                                       BOND INDEX FUND

                                           Year Ended Year Ended Year Ended Ten-Month Period  Year Ended Year Ended
                                            12/31/02   12/31/01   12/31/00  Ended 12/31/99/1/  2/28/99    2/28/98
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $9.76       $9.54     $9.15          $9.73          $9.73     $9.43
-------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net Investment Income                          0.58     0.53/2/      0.63           0.50           0.60      0.64
Net Realized and Unrealized Gain (Loss) on
Investments                                    0.36     0.29/2/      0.40          (0.58)             -      0.30
-------------------------------------------------------------------------------------------------------------------
Total From Investment Operations               0.94        0.82      1.03          (0.08)          0.60      0.94
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
From Net Investment Income                    (0.56)      (0.60)    (0.64)         (0.50)         (0.60)    (0.64)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.56)      (0.60)    (0.64)         (0.50)         (0.60)    (0.64)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $10.14       $9.76     $9.54          $9.15          $9.73     $9.73
-------------------------------------------------------------------------------------------------------------------
Total Return                                  9.90%       8.80%    11.76%          (0.82)%/3/     6.24%    10.36%
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net Assets, End of Period (000s)            $96,281     $82,923   $69,051       $133,385       $126,733   $93,776
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate/4/                     118%         53%       52%            25%            28%       59%
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:/5/
Ratio of Expenses to Average Net Assets       0.23%       0.23%     0.23%          0.23%          0.23%     0.23%
Ratio of Net Investment Income to Average
Net Assets                                    5.12%    5.85%/2/     6.59%          6.30%          6.10%     6.66%
-------------------------------------------------------------------------------------------------------------------

/1/The Fund changed its fiscal year end from February 28 to December 31. /2/Effective January 1, 2001, the Fund adopted the provisions of the revised
  AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain (loss) per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.23% to 5.85%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.
/3/Not annualized.
/4/Represents the portfolio turnover of each Fund's corresponding Master
   Portfolio.
/5/Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.


30  BARCLAYS GLOBAL INVESTORS FUNDS

                                                                 S&P 500 STOCK FUND

                                  Year Ended   Year Ended   Year Ended   Ten-Month Period   Year Ended  Year Ended
                                   12/31/02   12/31/01/1/  12/31/00/1/  Ended 12/31/99/1,2/ 2/28/99/1/  2/28/98/1/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                              $139.28      $170.64      $216.24          $198.40         $176.64     $136.24
-------------------------------------------------------------------------------------------------------------------
Income From Investment
Operations:
Net Investment Income                  0.48         1.76         2.32             2.32            2.72        2.64
Net Realized and Unrealized Gain
(Loss) on Investments                (32.63)      (22.96)      (22.08)           35.76           30.96       43.68
-------------------------------------------------------------------------------------------------------------------
Total From Investment Operations     (32.15)      (21.20)      (19.76)           38.08           33.68       46.32
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
From Net Investment Income            (0.40)       (1.76)       (2.32)           (2.72)          (2.72)      (2.64)
From Net Realized Gain                (0.02)       (8.40)      (23.52)          (17.52)          (9.20)      (3.28)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                   (0.42)      (10.16)      (25.84)          (20.24)         (11.92)      (5.92)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $106.71      $139.28      $170.64          $216.24         $198.40     $176.64
-------------------------------------------------------------------------------------------------------------------
Total Return                         (22.20)%     (12.11)%      (9.34)%      19.67%/3/          19.50%      34.62%
-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net Assets, End of Period (000s)   $945,499   $1,420,520   $1,871,741       $2,844,438      $2,543,456  $2,292,433
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate/4/              12%           9%          10%               7%             11%          6%
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:/5/
Ratio of Expenses to Average Net
Assets                                0.20%        0.20%        0.20%            0.20%           0.20%       0.20%
Ratio of Net Investment Income to
Average Net Assets                    1.41%        1.15%        1.07%            1.29%           1.45%       1.73%
-------------------------------------------------------------------------------------------------------------------

/1/Per share amounts have been restated to reflect a 0.125 reverse stock split. /2/The Fund changed its fiscal year end from February 28 to December 31.
/3/Not annualized.
/4/Represents the portfolio turnover of each Fund's corresponding Master
   Portfolio.
/5/Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.


DETAILS IN COMMON 31

[This page intentionally left blank.]


32  BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Funds. BGFA has electronically filed the SAI, dated May 1, 2003, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Funds or wish to obtain the reports and SAI free of charge, please call the Funds' toll-free number:

1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com

Or you may write Barclays Global Investors Funds:

c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by
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Public Reference Section of the SEC
Washington, D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at
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Investment Company Act File No.:

811-7332

BGF-PR-IA0503                                    BARCLAYS GLOBAL INVESTORS FUNDS

                         BARCLAYS GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                              ASSET ALLOCATION FUND
                                 BOND INDEX FUND
                               S&P 500 STOCK FUND

                                   MAY 1, 2003

        Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about three funds of the Trust -- the Asset Allocation Fund, Bond Index Fund and S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds").

        Each of the Asset Allocation, Bond Index and S&P 500 Stock Funds seeks to achieve its investment objective by investing substantially all of its assets in the Asset Allocation, Bond Index and S&P 500 Index Master Portfolios (collectively, the "Master Portfolios"), respectively, of Master Investment Portfolio ("MIP"). Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolios. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

        This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated May 1, 2003. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2002, are hereby incorporated by reference to the Funds' Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

    History of the Trust...............................................     1
    Description of the Funds and Their Investments and Risks...........     1
    Portfolio Securities...............................................     8
    Risk Considerations................................................    18
    Management.........................................................    21
    Control Persons and Principal Holders of Securities................    25
    Investment Adviser and Other Service Providers.....................    26
    Performance Information............................................    30
    Determination of Net Asset Value...................................    35
    Purchase, Redemption and Pricing of Shares.........................    36
    Portfolio Transactions.............................................    36
    Dividends, Distributions and Taxes.................................    38
    Capital Stock......................................................    45
    Additional Information on the Funds................................    47
    Financial Statements ..............................................    47
    Appendix...........................................................    A-1

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                              HISTORY OF THE TRUST

        The Trust is an open-end, management investment company organized on December 4, 2001 as a business trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

        The Trust consists of multiple series, including the Asset Allocation, Bond Index and S&P 500 Stock Funds. The Trust's principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as illustrated below), which has the same or substantially the same investment objective as the related Fund.

    FUND                          CORRESPONDING MASTER PORTFOLIO
    ---------------------         ---------------------------------
    Asset Allocation Fund         Asset Allocation Master Portfolio
    Bond Index Fund               Bond Index Master Portfolio
    S&P 500 Stock Fund            S&P 500 Index Master Portfolio

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

        Investment Objectives and Policies. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

        Each Fund's investment objective is set forth in its Prospectus. The Bond Index Fund has a non-fundamental investment objective that can be changed by the Trust's Board of Trustees without shareholder approval. The Asset Allocation Fund and the S&P 500 Stock Fund have investment objectives that are fundamental and cannot be changed without shareholder approval. The investment objective and policies of a Fund determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objectives of the Funds will be achieved.

        Fundamental Investment Restrictions of the Funds. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

        The Asset Allocation Fund may not:

        (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the stock portion of the Fund, any industry in which the

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S&P 500 Index becomes concentrated to the same degree during the same period;
(iii) in the case of the money market portion of the Fund, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry) (with respect to the stock and money market portions of the Fund, the Fund will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); and provided further, that the Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard for the limitations set forth in this paragraph (1).

        (2) Purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

        (3) Purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer that invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with their respective investment policies.

        (4) Purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

        (5) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

        (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriter for purposes of this paragraph (6).

        (7) Make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (7).

        (8) Borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

        (9) Write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may enter into futures and options contracts in accordance with their respective investment policies, and except that the Fund may purchase securities with put rights in order to maintain liquidity.

        (10) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's, total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10).

        (11) Make loans, except that the Fund may purchase or hold debt instruments or lend their portfolio securities in accordance with their investment policies, and may enter into repurchase agreements.

        The S&P 500 Stock Fund and Bond Index Fund may not:

        (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period.

        (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

        (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

        (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

        (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

        (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

        (7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

        (8) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

        With respect to paragraph 3, the 1940 Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Fund's securities that may be loaned to one-third of the value of its total assets.

        Non-Fundamental Investment Restrictions of the Funds. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

        Non-Fundamental Restrictions of All Funds:

        (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company, and (iii) 10% of such Fund's total assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a Fund.

        (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

        (3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

        Additional Non-Fundamental Restrictions of Bond Index Fund and S&P 500 Stock Fund Only:

        (4) Each Fund may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

        (5) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with their respective investment policies.

        (6) Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 90% of the value of the Fund's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

        Notwithstanding any other investment policy or limitation (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

        The Master Portfolios' Fundamental Investment Restrictions. The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

        The Asset Allocation Master Portfolio may not:

        (1) Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

        (2) Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

        (3) Invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

        (4) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

        (5) Borrow money, except to the extent permitted under the 1940 Act, provided that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

        (6) Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and MIP's Board of Trustees.

        (7) Act as an underwriter of securities of other issuers, except to the extent the Master Portfolio may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities.

        (8) Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the stock portion of the Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Master Portfolio, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); and (iii) in the case of the money market portion of the Master Portfolio, its money market instruments may be concentrated in the banking industry (but it will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry).

        (9) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

        (10) Purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

        The S&P 500 Index Master Portfolio and Bond Index Master Portfolio may not:

        (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

        (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

        (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

        (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

        (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

        (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

        (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

        (8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

        With respect to paragraph 3, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

        Non-Fundamental Investment Restrictions of the Master Portfolios. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

        Non-Fundamental Restrictions of All Master Portfolios:

        (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

        (2) The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

        Additional Non-Fundamental Restrictions of Bond Index Master Portfolio and S&P 500 Index Master Portfolio:

        (4) Each Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

        (5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

                              PORTFOLIO SECURITIES

        To the extent set forth in this SAI, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

Asset Allocation Fund:

        The Asset Allocation Fund invests in the Asset Allocation Master Portfolio that uses an allocation model to select portfolio securities. A description of the Asset Allocation Model follows.

        Asset Allocation Model. A key component of the Asset Allocation Model is a set of assumptions concerning expected risk and return and investor attitudes toward risk, which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model for the Asset Allocation Master Portfolio currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey a broad cross-section of Wall Street analysts; (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S & P; (iii) the present yield on money market instruments; (iv) the historical statistical standard deviation in investment return for each class of asset; and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Master Portfolio invests.

All Funds:

        Asset-Backed Securities. The Bond Index Fund may purchase asset-backed securities, which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

        Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

        Bonds. Certain of the debt instruments purchased by the Asset Allocation and Bond Index Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

        Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an on-going basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

        Floating- and Variable-Rate Obligations. Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that a Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

        The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        Futures Contracts and Options Transactions. The Funds may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Fund invests. In managing their cash flows, these Funds also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. At the time it enters into a futures transaction, a Fund is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position that is continually "marked to market."

        A Fund may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Fund; (ii) the purchase of a futures contract when such Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

        If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, a Fund experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Fund to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Fund (e.g., from purchases and redemptions of Fund shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Funds identified above expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

        Transactions by a Fund in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Fund's investment portfolio (the portfolio securities of the Bond Index Fund and the bond portion of the Asset Allocation Fund will not be identical to the securities underlying the futures contracts). Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Fund could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

        Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Although each of the indicated Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

        In order to comply with undertakings made by the Fund pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Funds will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

        Stock Index Futures and Options on Stock Index Futures. The S&P 500 Stock and Asset Allocation Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

        Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Asset Allocation and Bond Index Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities that are the subject of the transaction.

        Interest-Rate and Index Swaps. The Asset Allocation and Bond Index Funds may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an ex-change of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-is-sued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the investment adviser.

        Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Fund cannot exercise the related demand feature described above on not more than seven days notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

        Investment Companies and Exchange-Traded Funds. Each Fund may invest in securities issued by other open-end and closed-end, management investment companies that principally invest in securities of the type in which the Fund invests. As a general matter, under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. The Funds have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of the Trust, MIP, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Funds may invest in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments in shares of ETFs advised by BGFA.

        The Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, a Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

        An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

        Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

        Loans of Portfolio Securities. Pursuant to guidelines approved by the Trust's Board of Trustees, the Funds may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

        The Funds will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Funds. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. The Funds may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

        Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

        Mortgage-Backed Securities. The Bond Index Fund may invest in mortgage-backed securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates). GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

        GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") that are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government. FNMA is a government-sponsored enterprise that is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable. The Bond Index Fund also invests in commercial mortgage-backed securities, which are securities that are secured or backed by mortgage loans on commercial properties.

        Repurchase Agreements. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Funds may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

        The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. The Fund may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

        Securities of Non-U.S. Issuers. The Funds may invest in certain securities of non-U.S. issuers as discussed below. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. The Funds also may invest in U.S. dollar-denominated debt obligations issued by foreign corporations.

        Short-Term Instruments and Temporary Investments. The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA ; (iv) nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S & P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks that may be purchased by the Fund.

        Unrated, Downgraded and Below Investment Grade Investments. The Funds may purchase instruments that are not rated if, in the opinion of the investment adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

        The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

        Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt is traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's shares.

        Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

        Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

        U.S. Government Obligations. The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

        When-Issued Securities. Certain of the securities in which the Bond Index and Asset Allocation Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. These Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. None of the Funds currently intend to invest more than 5% of its assets in when-issued securities during the coming year. Each Fund will establish a segregated account in which it will maintain cash or liquid, high-grade debt securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

THE S&P 500 STOCK FUND AND S&P 500 INDEX MASTER PORTFOLIO:

        Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

        S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                               RISK CONSIDERATIONS

        General. Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of each Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio. The net asset value ("NAV") per share of each class of a Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

        Equity Securities. The stock investments of the Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

        Debt Securities. The debt instruments in which the Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Funds' securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

        Mortgage-Backed Securities. Investments in mortgage-backed securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

        Asset-Backed Securities. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-backed securities risks" above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

        Foreign Securities. Investing in the securities of issuers in any foreign country, including through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

        Other Investment Considerations. Because the Funds may shift investment allocations significantly from time to time, their performance may differ from funds that invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. During those periods in which a higher percentage of the Asset Allocation and Bond Index Funds' assets are invested in long-term bonds, those Funds' exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

        The Funds may enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that these Funds may purchase may be considered derivatives. Certain of the floating-and-variable-rate instruments that each Fund may purchase also may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules. Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by such Fund.

                                   MANAGEMENT

        The Board of Trustees is responsible for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

INTERESTED TRUSTEES & OFFICERS

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS          OTHER PUBLIC COMPANY
NAME, ADDRESS AND         POSITION(s), LENGTH   PRINCIPAL OCCUPATION                  OVERSEEN IN FUND    AND INVESTMENT COMPANY
AGE                       OF SERVICE            DURING PAST FIVE YEARS                COMPLEX*            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss,** 41    Trustee since         Chief Executive Officer of the               25           None
                          November 16, 2001,    Individual Investors Business of
                          President and Chief   Barclays Global Investors, N.A.
                          Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Latham, 38     Secretary,            Director of Mutual Fund Delivery of          N/A          None
                          Treasurer and Chief   the Individual Investors Business
                          Financial Officer     of Barclays Global Investors, N.A.
                                                (since 2000); Head of Operations,
                                                BGI Europe (1997-2000); Manager of
                                                Portfolio Accounting Group
                                                (1994-1997).
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS          OTHER PUBLIC COMPANY
NAME, ADDRESS AND         POSITION(s), LENGTH   PRINCIPAL OCCUPATION                  OVERSEEN IN FUND    AND INVESTMENT COMPANY
AGE                       OF SERVICE            DURING PAST FIVE YEARS                COMPLEX*            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman, 58  Trustee since         President and Chief Executive                25           Director, Bank of Hawaii.
                          November 16, 2001     Office of The James Irvine
                                                Foundation (non-profit foundation);
                                                President and Chief Executive
                                                Officer of KQED, Inc. (public
                                                television and radio) from
                                                1993-2002.
------------------------------------------------------------------------------------------------------------------------------------
Jack S. Euphrat, 80       Trustee since         Private Investor                             25           None
                          October 20, 1993
------------------------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes, 76      Trustee since         Private Investor                             25           None
                          October 20, 1993
------------------------------------------------------------------------------------------------------------------------------------

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolios.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS          OTHER PUBLIC COMPANY
NAME, ADDRESS AND         POSITION(s), LENGTH   PRINCIPAL OCCUPATION                  OVERSEEN IN FUND    AND INVESTMENT COMPANY
AGE                       OF SERVICE            DURING PAST FIVE YEARS                COMPLEX*            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 42      Trustee since         Professor, University of                    101           Director of Matthews Asian
                          November 16, 2001     California, Berkeley: Haas School                         Funds (oversees 6
                                                of Business; Member, Council of                           portfolios).
                                                Foreign Relations
------------------------------------------------------------------------------------------------------------------------------------
Leo Soong, 56             Trustee since         President of Trinity Products LLC            25           None
                          February 9, 2000      (beverages); Managing Director of
                                                CG Roxane LLC (water company);
                                                Co-Founder of Crystal Geyser Water
                                                Co. (President through 1999).
------------------------------------------------------------------------------------------------------------------------------------

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

        Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

        The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds' accounting and financial reporting practices, reviewing the results of the annual audits of the Funds' financial statements and interacting with the Funds' independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

        Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Funds beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                    BENEFICIAL EQUITY OWNERSHIP IN FUNDS AND
            FAMILY OF INVESTMENT COMPANIES (as of December 31, 2002)

                                  DOLLAR RANGE OF SECURITIES IN:
                                  --------------------------------------------------------------------------------
                                                                                     AGGREGATE DOLLAR RANGE OF
                                  ASSET             BOND INDEX       S&P 500 STOCK   SECURITIES IN THE FAMILY OF
INTERESTED TRUSTEES               ALLOCATION FUND   FUND             FUND            INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss                        0                0                 0                       0

INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman                    0                0                 0                       0

Jack S. Euphrat                         0                0                 0                       0

W. Rodney Hughes                        0                0                 0                       0

Richard K. Lyons                        B                0                 0                       B

Leo Soong                               0                0                 0                       0

        Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

        Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                               COMPENSATION TABLE
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                           AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM
NAME AND POSITION          FROM THE TRUST             FUND COMPLEX
------------------------------------------------------------------------------
Mary G. F. Bitterman          $        12,500              $       25,000
Trustee

Jack S. Euphrat               $        12,500              $       25,000
Trustee

W. Rodney Hughes              $        12,500              $       25,000
Trustee

Lee Kranefuss                 $             0              $            0
Trustee

Richard K. Lyons              $        12,500              $       90,000
Trustee

Leo Soong                     $        12,500              $       25,000
Trustee

        Master/Feeder Structure. Each Fund seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

        A Fund may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

        The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

        Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

        Code of Ethics. The Trust, MIP and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Fund or investment adviser; (ii) any employee of a Fund or investment adviser (or any company in a control relationship to a Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Fund or investment adviser who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Trust, MIP and BGFA are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of April 1, 2003, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund's outstanding shares in the following capacity:

                                        NAME AND ADDRESS                   PERCENTAGE    NATURE OF
NAME OF FUND                             OF SHAREHOLDER                      OF FUND     OWNERSHIP
---------------------     ---------------------------------------------    ----------    ---------
Asset Allocation Fund     Merrill Lynch Pierce Fenner and Smith TTEE QU        35%        Record
                          Attn Trading Supervisor
                          265 Davidson Ave., 4th Floor
                          Somerset, NJ 08873

                          Putnam Fiduciary Trust Co. TR                        16%        Record
                          FBO Kohl's Department Stores Inc.
                          DC Plan Administration Team
                          One Investors Way
                          Mail Stop N3G
                          Norwood, MA  02062

                          Fulton County School Employees Pension Fund          14%        Record
                          786 Cleveland Avenue SW
                          Atlanta, GA 30315

                          T Rowe Price Trust Retirement Plan Services          10%        Record
                          4515 Painters Mill Road
                          Owings Mills, MD  21117

                          Charles Schwab & Co INC Special Custody FO            8%        Record
                          Attn:  Mutual Funds
                          101 Montgomery St.
                          San Francisco CA  94104

                          Lynspen & Co                                          7%        Record
                          P.O. Box 830804
                          Birmingham, AL  35283-0804

Bond Index Fund           Merrill Lynch Pierce Fenner and Smith TTEE QU        49%        Record
                          Attn Trading Supervisor
                          265 Davidson Ave., 4th Floor
                          Somerset, NJ 08873

                                        NAME AND ADDRESS                   PERCENTAGE    NATURE OF
NAME OF FUND                             OF SHAREHOLDER                      OF FUND     OWNERSHIP
---------------------     ---------------------------------------------    ----------    ---------
                          Wells Fargo Bank Minnesota, N.A.                     22%        Record
                          Mutual Funds Trust Operations
                          510 Marquette Ave. South
                          Minneapolis, MN 55479

                          New School University                                 5%        Record
                          Stephen T. Kennedy & James Murtha TR
                          U/A DTD 1/22/91
                          The Vera G List 1991 Charitable Remainde
                          80 5th Ave., Fourth Floor
                          New York NY  10011

                          The Chase Manhattan Bank TR Worldspan RE              9%        Record
                          JP Morgan/American Century
                          Attn: RPS MGMT Reporting
                          P.O. Box 419784
                          Kansas City, MO 64141-6784

S&P 500 Stock Fund        Bankers Trust Co. TR                                 56%        Record
                          FBO Bechtel Master TR
                          Attn: Mary Wilson Asset Services
                          100 Plaza One Mailstop 3048
                          Jersey City, NJ 07311

                          Merrill Lynch Pierce Fenner and Smith TTEE QU        11%        Record
                          Attn:  Trading Supervisor
                          265 Davidson Ave., 4th Floor
                          Somerset, NJ  08873

                          US Trust Company NA TTEE                              6%        Record
                          FBO 7 Eleven Empl.
                          515 South Flower Street
                          Suite 2700
                          Los Angeles, CA  90071-2291

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

                 INVESTMENT ADVISER AND OTHER SERVICES PROVIDERS

        Investment Adviser. BGFA provides investment advisory services to each Master Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

        BGFA is entitled to receive monthly fees at the annual rate of 0.35%, 0.08% and 0.05% of the average daily net assets of the Asset Allocation, Bond Index and S&P 500 Index Master Portfolios, respectively, as compensation for its advisory services to such Master Portfolios. The Advisory Contracts provide that the advisory fee is accrued daily and paid monthly.

        As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's interests, or, on not less than 60 days written notice, by BGFA. The applicable BGFA Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

        For the periods shown below the corresponding Master Portfolio of each Fund paid BGFA the following advisory fees, without waivers:

                                          FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
                                             ENDED                ENDED                ENDED
                                           12/31/2000          12/31/2001            12/31/2002
                                        ---------------      ---------------      ---------------
Asset Allocation Master Portfolio       $     1,824,513      $     1,280,128      $       991,949
Bond Index Master Portfolio             $       353,348      $       399,118      $       458,620
S&P 500 Index Master Portfolio          $     1,961,851      $     1,422,538      $     1,291,462

        Administrator. The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds' investment adviser. BGI also pays the compensation of the Funds' Trustees, officers and employees who are affiliated with the Trust.

        In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds' and the Trust's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, BGI is entitled to 0.15% of the average daily net assets of each of the Bond Index and S&P 500 Stock Funds and 0.40% of the average daily net assets of the Asset Allocation Fund. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services for the Funds. Prior to April 1, 2003, BGI and Stephens Inc. ("Stephens") served as co-administrators of the Funds. For the periods shown below, the Funds paid co-administration fees jointly to BGI and Stephens as follows:

                                       FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
                                          ENDED                ENDED                ENDED
                                        12/31/2000          12/31/2001            12/31/2002
                                     ---------------      ---------------      ---------------
Asset Allocation Fund                $     2,082,558      $     1,462,125      $     1,133,394
Bond Index Fund                      $       151,069      $       115,426      $       134,768
S&P 500 Stock Fund                   $     3,684,914      $     2,325,090      $     1,771,745

        Shareholder Servicing Plan. Each of the Funds has adopted a Shareholder Servicing Plan (each a "Servicing Plan" and collectively the "Servicing Plans"). Under each Servicing Plan and pursuant to each Servicing Agreement, a Fund may pay one or more servicing agents, as compensation for performing certain services, monthly fees at the annual rate of up to 0.15% of the average daily net assets of the S&P 500 Stock and Bond Index Funds, and 0.25% of the average daily net assets of the Asset Allocation Fund. Payments to a servicing agent by a Fund will be based upon the average daily net assets of the shares of the Fund owned of record by the servicing agent on behalf of customers, or by its customers directly, during the period for which payment is made.

        The Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust, including a majority of the Independent Trustees. The Servicing Agreement may be terminated automatically if assigned, or may be terminated at any time not more than 60 days nor less than 30 days after notice, by a vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Shares of a Fund of the Trust or the affected Fund(s). The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the Board of Trustees, including a majority of the Independent Trustees cast at a meeting called for that specific purpose.

        The Servicing Plans require that the servicing agent shall provide to the Treasurer of the Trust, at least quarterly, a written report of the amounts expended by the servicing agent (and purposes therefor) under each Servicing Plan, and shall provide to the Trust's Board of Trustees such information as may reasonably be necessary to an informed determination of whether the Agreement shall be implemented or continued.

        Shareholder Servicing Agents. The Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of each Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

        A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

Distributor. SEI Investments Distribution Co. ("SEI") is the distributor for the Funds' shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

        SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). SEI does not receive a fee from the Funds for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

        In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

        Custodian. IBT, concurrent with its appointment as sub-administrator for the Funds on October 21, 1996, also has been retained as custodian to each Fund and Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds.

        Transfer and Dividend Disbursing Agent. IBT has been retained to act as the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services to the Funds. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

        Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust. KPMG LLP resigned as independent auditors of the Trust on May 31, 2001 due to independence constraints under SEC rules. The Trust's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 were audited by PwC. The financial statements for all other periods were audited by KPMG LLP.

        Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

        Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds' and the Trust's operations.

        Brokerage Commissions. For the periods shown below, the corresponding Master Portfolio of each Fund paid the following brokerage commissions. None of these brokerage commissions were paid to affiliated brokers.

                                       FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
                                          ENDED                ENDED                ENDED
                                        12/31/2000          12/31/2001            12/31/2002
                                     ---------------      ---------------      ---------------
Asset Allocation Master Portfolio    $        70,729      $        51,177      $       187,779
Bond Index Master Portfolio          $             0      $             0      $             0
S&P 500 Index Master Portfolio       $       472,908      $       319,381      $       342,491

        Securities of Regular Broker/Dealers. As of December 31, 2002, the corresponding Master Portfolio of each Fund owned securities of their "regular brokers or dealers" (as defined in the 1940 Act) or their parents, as follows:

MASTER PORTFOLIO                     BROKER/DEALER OR PARENT                 AMOUNT
---------------------------------    ----------------------------       ---------------
Asset Allocation Master Portfolio    JP Morgan Chase & Co.              $     1,095,600
                                     Morgan Stanley                     $     1,001,673
                                     Merrill Lynch & Co. Inc.           $       751,865
                                     Goldman Sachs Group Inc.           $       750,802
                                     Prudential Financial Inc.          $       421,539
                                     Lehman Brothers Holdings Inc.      $       297,038

Bond Index Master Portfolio          Morgan Stanley                     $     2,907,383
                                     Credit Suisse First Boston         $     2,184,925
                                     Goldman Sachs Group Inc.           $     1,379,200
                                     Lehman Brothers Inc.               $     1,130,338
                                     Lehman Brothers Holdings Inc.      $       263,559

S&P 500 Index Master Portfolio       Bank of America Corp.              $    28,836,626
                                     Morgan Stanley                     $    12,003,385
                                     Merrill Lynch & Co. Inc.           $     9,083,560
                                     Goldman Sachs Group Inc.           $     9,006,225
                                     Prudential Financial Inc.          $     4,978,165
                                     Lehman Brothers Holdings Inc.      $     3,506,109

                             PERFORMANCE INFORMATION

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund ratings services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

        Average Annual Return and Cumulative Total Return. For purposes of advertising, the performance of the Funds may be calculated on the basis of average annual total return and/or cumulative total return of shares. Average annual total return of shares is calculated pursuant to a standardized formula that assumes that an investment in shares of a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of shares is expressed as a percentage rate that, if applied on a compounded annual basis, would result in the redeemable value of the investment in shares at the end of the period. Advertisements of the performance of shares of a Fund include the Fund's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate that is calculated by combining the income and principal charges for a specified period and dividing by the NAV per share at the beginning of the period.

        Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period that assumes the application of the percentage rate of total return. Performance figures are based on historical results and are not intended to indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

        As and to the extent required by the SEC, a Fund's average annual rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n] = ERV. In addition, as indicated in the Prospectus, the Funds, at times, also may calculate total return based on net asset value per share (rather than the public offering price) in which case the figures would not reflect the effect of any sales charge that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed provided that total return data derived pursuant to the calculation described above also are presented.

        The average annual total returns on the Funds from July 2, 1993 (commencement of operations) to December 31, 2002, for the five-year period ended December 31, 2002 and for the calendar year ended December 31, 2002 were as follows:

                                 COMMENCEMENT     FIVE-YEAR        ONE-YEAR
                                   THROUGH       PERIOD ENDED    PERIOD ENDED
FUND                              12/31/2002      12/31/2002      12/31/2002
---------------------            ------------    ------------    ------------
Asset Allocation Fund                7.92 %          2.62 %         -12.23 %
Bond Index Fund                      6.77 %          7.29 %           9.90 %
S&P 500 Stock Fund                   9.10 %         -0.81 %         -22.20 %

        The cumulative total returns on the Funds from July 2, 1993 (commencement of operations) to December 31, 2002 were as follows:

                                             COMMENCEMENT
                                               THROUGH
        FUND                                  12/31/2002
        ---------------------                ------------
        Asset Allocation Fund                   106.38 %
        Bond Index Fund                          86.42 %
        S&P 500 Stock Fund                      128.84 %

        Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV[BASE OF D]") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n]=ATV[BASE OF D].

        Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by a SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV[BASE OF DR]"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)[POWER OF n]=ATV[BASE OF DR].

        All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2002 is presented in the Funds' Prospectus.

        Yield Information. The Asset Allocation and Bond Index Funds may advertise certain yield information. As, and to the extent required by the SEC, yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(((a-b)/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

        The current yield of the Bond Index Fund for the 30-day period ended December 31, 2002 was 3.75 %.

        The yield for a Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

        Yield information for a Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. A Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

        In addition, investors should recognize that changes in the net asset value of shares of a Fund affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield. Additional information about the performance of each Fund is contained in the Annual Report that may be obtained by calling the Trust at 1 877 BGI 1544 (1 877 244 1544) or email the Fund at BGIFUNDS@seic.com

        Performance Comparisons. From time to time and only to the extent the comparison is appropriate for a Fund, the Trust may quote the performance of a Fund in advertising and other types of literature and may compare the performance of a Fund to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

        The performance information for the Bond Index Fund also may be compared, in reports and promotional literature, to the Consumer Price Index, the Salomon One Year Treasury Benchmark Index, Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacker Investment Management Indices, Salomon Brothers High Grade Bond Index, Lipper General Bond Fund Average, Lipper Intermediate Investment Grade Debt Fund Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers Government/Credit Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index, and Lehman Brothers Long-Term High Quality Government/Credit Bond Index. The performance information for the Bond Index Fund also may be compared to the S&P 500 Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), or to other indices of bonds, stocks, or government securities, or by other services, companies, publications, or persons who monitor mutual funds on overall performance or other criteria, but not to money market mutual funds.

        Performance information for the Asset Allocation Fund and the S&P 500 Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Treasury Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

        The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

        In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser or its affiliates.

        A Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. A Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

        Other Advertising Items. From time to time, the Trust also may include in advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Asset Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of this Fund to changing market conditions may be discussed. For example, the Trust may describe the benefits derived by having BGFA, as investment adviser, monitor and reallocate investments among the three asset categories described in a Fund's Prospectus. The Trust's advertising or other marketing materials also might set forth illustrations depicting examples of recommended allocations in different market conditions.

        The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's

Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. The Trust also may include from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

                        DETERMINATION OF NET ASSET VALUE

        Net asset value per share for a Fund is determined on each day the Fund is open for trading. Each Fund's investment in the corresponding Master Portfolio of MIP is valued based on its ownership interest in the Master Portfolio's net assets.

        Because the Master Portfolios are closed on certain days when the NYSE is open for business, shareholders would not be able to redeem their shares on certain days when there may be significant changes in the value of a Master Portfolio's portfolio securities.

        Master Portfolio securities for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange are valued at last sale prices. Securities of a Master Portfolio for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price on the valuation day. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost with cost being the value of the security on the preceding day (61st day). Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by an independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities shall be determined in accordance with the applicable procedures, as described above, for the purpose of determining the adequacy of collateral. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees and in accordance with procedures adopted by the Trustees.

                   PURCHASES, REDEMPTION AND PRICING OF SHARES

        Terms of Purchase. The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

        In-Kind Purchases. Payment for shares of a Fund may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

        Suspension of Redemptions. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

        The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

        In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of a Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

        Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

        Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, SEI or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

        Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

        Under the 1940 Act, persons affiliated with a Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which SEI is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

        A Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for each Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

        In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. BGFA may cause the Asset Allocation and S&P 500 Index Master Portfolios to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Master Portfolio. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

        Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

        Portfolio Turnover. The portfolio turnover rates for the Bond Index, Asset Allocation and S&P 500 Index Master Portfolios generally are not expected to exceed 100%, 450% and 50%, respectively. The higher portfolio turnover rates for the Asset Allocation and Bond Index Master Portfolios may result in higher transaction (i.e., principal markup/markdown, brokerage, and other transaction) costs. The portfolio turnover rate will not be a limiting factor when BGFA deem portfolio changes appropriate.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

        A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

        The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

        Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of a Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

        In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

        In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

        Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

        Equalization Accounting. Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount a Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

        Investment through Master Portfolios. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

        Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

        If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to distribute dividends to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

        If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

        Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

        Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

        Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." The tax treatment of "straddles" is governed by
Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

        If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code.

        The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

        Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Funds as regulated investment companies might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

        In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

        Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

        Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

        Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

        If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

        If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by a Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. A Fund may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

        Tax-Deferred Plans. The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

        Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of the S&P 500 and Asset Allocation Funds may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Funds from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A Fund must hold the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 91 days during the 180 day period beginning 90 days prior to the date upon which the Fund becomes entitled to such dividend income if the distribution relates to certain dividends on preferred stock.

        Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable.

However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

        If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

        The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

        Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

        As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

        Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

        Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and
(ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

        Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

        The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

        Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

        The Master Portfolio. Whenever a Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

        MIP is an open-end, series management investment companies organized as a Delaware business trust. MIP was organized on October 20 1993. In accordance with Delaware law, MIP's Declaration of

Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

        The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

                       ADDITIONAL INFORMATION ON THE FUNDS

        The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. The Registration Statement of the Trust and MIP, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

        The audited financial statements, including the schedule of investments, financial highlights and independent auditors' reports for the fiscal year ended December 31, 2002 for the Asset Allocation, Bond

Index and S&P 500 Stock Funds and corresponding Master Portfolios are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on February 26, 2003. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

                               INVESTMENT RATINGS

The following describes how three of the major rating agencies classify their investment ratings. Ratings of debt securities represent the rating agency's opinion regarding their quality, and are not a guarantee of quality. Credit ratings attempt to evaluate the safety of principal and interest payments, and do not evaluate the risks of fluctuations in market value. Furthermore, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to purchase by a Master Portfolio, the rating of a debt security may be reduced below the minimum rating required for initial purchase by the Master Portfolio or the security may cease to be rated. BGFA will consider either such event in determining whether a Master Portfolio should continue to hold the security. In no event will a Master Portfolio hold more than 5% of its net assets in debt securities rated below "BBB" by S&P or below "Baa" by Moody's or in unrated low quality (below investment grade) debt securities. BGFA does not make any representation that the investment ratings provided by such rating agencies are accurate or complete.

                            STANDARD & POOR'S RATINGS

Bond Ratings. Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated "BBB" by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Commercial Paper Ratings. Commercial paper with the greatest capacity for timely payment is rated "A" by S&P. Issues within this category are further redefined with designations "1," "2" and "3" to indicate the relative degree of safety; "A-1," the highest of the three, indicates the degree of safety is very high.

                        MOODY'S INVESTORS SERVICE RATINGS

Bond Ratings. Bonds rated "Aaa" by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated "Aa" are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than is the case with "Aaa" securities. Bonds that are rated "A" possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated "Baa" by Moody's are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over longer periods of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Commercial Paper Ratings. Moody's employs the designations of "Prime-1," "Prime-2" and "Prime-3" to indicate the relative capacity of the rated issuers to repay punctually. "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers of "Prime-1" obligations must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                         FITCH INVESTORS SERVICE RATINGS

Bond Ratings. Bonds rated "BBB" by Fitch are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than with bonds having higher ratings.

PROSPECTUS/MAY 1, 2003
Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Institutional
Money Market Fund

Prime
Money Market Fund

Institutional Shares


                                                BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

FUND BASICS

     2  Investment Objectives

     2  Principal Investment Strategy

     3  Principal Risk Factors

     4  Investment Returns

     6  Fees and Expenses

FUND DETAILS

     7  Principal Investments

     9  Management of the Fund

    10  Shareholder Information

    18  Financial Highlights

FUND BASICS

Investment Objectives1

                                    [GRAPHIC]




Institutional Money Market Fund
The Fund seeks a high level of income consistent with liquidity and the preservation of capital.

Prime Money Market Fund
The Fund seeks a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategy

                                    [GRAPHIC]




The Funds invest in high-quality, short-term government, bank and corporate debt.

/1/The Institutional Money Market Fund and the Prime Money Market Fund invest all of their assets in similarly named Master Portfolios that have substantially identical investment objectives. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Funds refer also to the objectives, strategies and risks of their Master Portfolios, unless otherwise indicated. A detailed examination of the relationship of the Funds to their Master Portfolios appears on page 17.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

.. The value of the short-term securities in which the Funds invest may fall because of an increase in interest rates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued by the US government.

.. The value of individual securities held by the Funds may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds.

Who May Want to Invest in the Funds

The Funds may be appropriate for investors who:

.. seek income comparable to money market rates

.. wish to maintain the value of their investment in the long and short term

.. desire an investment that can be readily converted to cash

For a further discussion of the Funds' risks, please refer to the Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244
1544) or from your shareholder servicing agent.

                                    [GRAPHIC]



Defining Terms

Short-term securities have a remaining maturity of 397 days or less. Each Fund's portfolio will maintain an average-weighted maturity of 90 days or less. In general, the Prime Fund will maintain an average weighted maturity of 60 days or less.

The Funds have appointed shareholder servicing agents to service individual Fund accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. Barclays Global Investor, N.A. (BGI) compensates shareholder servicing agents out of the fees it receives as administrator of the Funds. Thus, the Funds do not charge extra for these services.


FUND BASICS 3

Investment Returns

                                    [GRAPHIC]



Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Institutional Shares of the Institutional Money Market Fund. The Institutional Shares commenced operations August 4, 1999. Because the Prime Money Market Fund has been in existence for less than one calendar year, no performance information for this Fund is included in this section.

The bar chart shows the return of the Institutional Shares of the Institutional Money Market Fund for each full calendar year since its inception. The average annual total return table on the following page compares the Institutional Shares' average annual total return with the return of the average return of a group of corresponding funds for one year and the period since inception. How the Institutional Money Market Fund performed in the past is not necessarily an indication of how it will perform in the future.

Institutional Money Market Fund - Institutional Shares Year-By-Year Returns

             2000                                           6.55%
             2001                                           4.23%
             2002                                           1.85%



 The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly    Lowest Quarterly
Return: 4th Qtr. '00 Return: 4th Qtr. '02

       1.68%                0.41%


4   BARCLAYS GLOBAL INVESTORS FUNDS

Defining Terms

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.


INSTITUTIONAL SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2002)

                                                         SINCE INCEPTION
                                   ONE YEAR              (August 4, 1999)**
----------------------------------------------------------------------------------------
Institutional Shares                1.83%                      4.35%
----------------------------------------------------------------------------------------
MFR Averages/FTI*                   1.49%                      4.00%
----------------------------------------------------------------------------------------

 *The Institutional Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**The Money Fund Report average is calculated from August 1, 1999.

To learn each Fund's current seven-day yield, call 1 877 BGI 1544 (1 877 244
1544) Monday through Friday from 8:30am to 5pm Eastern Time.


FUND BASICS 5

Fees and Expenses


The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds. The expenses are deducted from each Fund's assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              Institutional
                                              Money Market     Prime Money
                                                  Fund         Market Fund
----------------------------------------------------------------------------
Management fees                                   0.10%           0.10%
----------------------------------------------------------------------------
Other expenses                                    0.02%           0.02%
----------------------------------------------------------------------------
Total annual Fund operating expenses/1, 2/        0.12%           0.12%
----------------------------------------------------------------------------

/1/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
/2/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund's operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------
Institutional Money Market Fund
(Institutional Shares)           $12     $39     $68     $154
---------------------------------------------------------------
Prime Money Market Fund
(Institutional Shares)           $12     $39     $68     $154
---------------------------------------------------------------


6   BARCLAYS GLOBAL INVESTORS FUNDS

FUND DETAILS

Principal Investments

Institutional Money Market Fund
The Institutional Money Market Fund may invest in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less.

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

.. If the securities are unrated, Barclays Global Fund Advisors (BGFA) will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

.. The principal and interest of all securities in the Master Portfolio are payable in US dollars.

Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

/1/A detailed examination of the relationship of each Fund to its Master
   Portfolio appears on page 17.

Defining Terms

Floating rate and variable rate debt securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

Bank obligations are backed by funds of a financial institution. In addition to domestic bank obligations, each Fund may invest in obligations of foreign bank branches located inside and outside the United States and US bank branches located outside the United States.

Corporate obligations include unsecured debt instruments, such as commercial paper and corporate notes, issued by financial institutions, insurance companies and industrial corporations.

Repurchase agreements obligate a person selling US government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

Asset-backed securities are financial instruments collateralized by one or more types of assets, including loans and receivables.


FUND DETAILS 7

Principal Investments


Prime Money Market Fund
The Prime Money Market Fund may invest in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less.

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

.. If the securities are unrated, Barclays Global Fund Advisors (BGFA) will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

.. The principal and interest of all securities in the Master Portfolio are payable in US dollars.

Under normal circumstances, the Prime Money Market Fund expects to:

.. Maintain a portfolio average-weighted maturity of 60 days or less; and

.. Invest at least 95% of its total assets in any combination of US Government securities, securities rated in the highest short-term category (according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.), securities of money market funds and collateralized repurchase agreements comprised of such obligations.

Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

/1/A detailed examination of the relationship of each Fund to its Master
   Portfolio appears on page 17.


8   BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund


Investment Adviser

The Funds are feeder funds that invest all of their assets in similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA provides investment guidance and policy direction for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.10% of each of the Master Portfolios' average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for over $746 billion in assets.

Administrative Services

BGI provides the following services as the Funds' administrator:

.. management of the Funds' non-investment operations

.. preparation of reports for each Fund's Board of Trustees

.. preparation of required reports for the Securities and Exchange Commission and required fillings with state securities commissions

.. preparation of proxy statements and shareholder reports

BGI is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund's Institutional Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by each Fund.

Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your servicing agent may impose investment minimums and trading cut off times that differ from that of the Fund. Contact your shareholder servicing agent directly for additional information and details.


FUND DETAILS 9

1

Shareholder Information

                                       [GRAPHIC]



Defining Terms

Investors Bank & Trust (IBT) is the Funds' custodian, transfer agent and dividend disbursing agent.


Who is Eligible to Invest

To be eligible to purchase Institutional Shares of the Institutional Money Market or Prime Money Market Fund, you must be an institutional investor. The minimum initial investment amount for the Institutional Shares for each Fund is $10 million; however, in certain situations, this minimum initial investment amount can be reduced or waived. Contact Investors Bank & Trust (IBT) or your shareholder servicing agent for more information.

How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 12.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.


10  BARCLAYS GLOBAL INVESTORS FUNDS

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4pm Eastern Time) on any day the Funds are open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds reserve the right to suspend the availability of the Funds' shares and have the right to reject any purchase order.

How to Sell Shares*

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your shareholder servicing agent.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 12.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Funds' net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors.

It is important that you call the Fund before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance.

*Under certain circumstances, the Fund reserves the right to send your sale proceeds in the form of securities from its Master Portfolio.


FUND DETAILS 11

How to Exchange Shares

The Funds allow investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

The Funds may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

Special Instructions for Direct Buyers

Direct buyers who have an established account with a Fund, can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call the Funds' transfer agent, IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011-001-438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name:
 Shareholder Account Number:
 Fund Number 1127 (Institutional Money Market), 1197 (Prime Money Market)

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.


12  BARCLAYS GLOBAL INVESTORS FUNDS

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between
  8:30am and 5pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

.. When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

For additional information on purchasing, selling or exchanging Fund shares, contact IBT at 1 888 204 3956.

If you have purchased your shares through a shareholder servicing agent, the procedures for redeeming Fund shares may differ. Contact your shareholder servicing agent for specific instructions.

 *If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


FUND DETAILS 13

Calculating the Funds' Share Price

IBT calculates each Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) of the NYSE on any day each Fund is open. The Funds are open every day the NYSE is open, with the exception of Columbus Day and Veteran's Day. The formula calls for deducting all of each Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys.

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form.

Dividends and Distributions

Each Fund declares any dividends daily and pays them out to investors every month. It distributes realized capital gains, if any, to investors at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of your Fund unless otherwise elected.

You begin earning dividends on your shares the day your purchase order takes effect. You continue earning daily dividends on the shares up to but not including the date you sell them.

Please Note:

.. Each Fund credits dividends earned on weekends and holidays to the preceding business day.

.. If you sell shares before the monthly dividend payment date, each Fund remits to the investor any dividends declared but not yet paid to the investor on the next dividend payment date.

.. If you sell all shares before the monthly dividend payment date, each Fund remits to the investor all dividends accrued with the sale proceeds.


Defining Terms

The amortized cost method marks down any premium, or marks up any discount, on short-term debt that the Fund buys at a constant rate until maturity. It does not reflect daily fluctuations in market value.


14  BARCLAYS GLOBAL INVESTORS FUNDS

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you may be required to pay taxes on your Fund's net investment income and realized capital gains through distribution of such income and gains by the Fund to its shareholders. You will owe taxes even though your dividends and distributions are reinvested in Fund shares.

The amount of taxes you owe on your share of the Fund's income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Fund pays out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Dividends and capital gain distributions usually create the following tax liability:

TRANSACTION                          TAX STATUS
Income dividends                     Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------

Dividends and distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers.

As long as your Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.


FUND DETAILS 15

Please provide the correct Taxpayer Identification Number (TIN) and note if you are subject to backup withholding. If the Internal Revenue Service (IRS) notifies the Fund that the TIN provided is incorrect or that you are otherwise subject to backup withholding, the Fund is required to withhold 30% as "backup withholding" on any payments made to you by the Fund, including exchanges. Any amounts withheld can be applied against your federal income tax liability.

Tax considerations for tax-exempt investors or investors holding Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax adviser about your investment.


16  BARCLAYS GLOBAL INVESTORS FUNDS

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the individual Funds. BGFA serves as Investment Adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and the Funds.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here. Call 1 877 BGI 1544 (1 877 244
1544) for additional information.


FUND DETAILS 17

Financial Highlights

The table below provides a picture of the Institutional Money Market Fund's Institutional Class Shares' financial performance. No information is presented for the Prime Money Market Fund's Institutional Class Shares' financial performance because it was not open for investment as of December 31, 2002. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001 and December 31, 2002 has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor's report along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30am to 5pm, Eastern Time.

                                     INSTITUTIONAL MONEY MARKET FUND

                                                       Year Ended     Year Ended   Year Ended Period Ended
                                                        12/31/02       12/31/01     12/31/00  12/31/99/1/
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $1.00          $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                      0.02           0.04         0.06         0.02
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.02           0.04         0.06         0.02
----------------------------------------------------------------------------------------------------------
Less Distributions:
From Net Investment Income                                (0.02)         (0.04)       (0.06)       (0.02)
From Net Realized Gain                                    (0.00)/2/      (0.00)/2/        -            -
----------------------------------------------------------------------------------------------------------
Total Distributions                                       (0.02)         (0.04)       (0.06)       (0.02)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $1.00          $1.00        $1.00        $1.00
----------------------------------------------------------------------------------------------------------
Total Return                                              1.83%          4.23%        6.55%     2.26%/3/
----------------------------------------------------------------------------------------------------------
Supplemental Data:
Net Assets, End of Period (000s)                     $3,327,652     $1,202,381      $16,035           $5
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:/4/
Ratio of Expenses to Average Net Assets                   0.12%          0.12%        0.12%        0.07%
Ratio of Net Investment Income to Average Net Assets      1.77%          3.04%        6.60%        2.97%
----------------------------------------------------------------------------------------------------------

/1/Period from August 4, 1999 (commencement of operations) to December 31, 1999. /2/Rounds to less than $0.01
/3/Not annualized.
/4/Annualized for period of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.


18  BARCLAYS GLOBAL INVESTORS FUNDS

[This page intentionally left blank.]


FUND DETAILS 19

[This page intentionally left blank.]


20  BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and Statement of Additional Information
(SAI). The annual and semi-annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Funds. BGFA has electronically filed the SAI, dated May 1, 2003, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Funds or wish to obtain the reports and SAI free of charge, please call the Funds' toll-free number:

1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGICASH@seic.com


Or you may write Barclays Global Investors Funds

c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.:

811-7332

                                                BARCLAYS GLOBAL INVESTORS FUNDS

                         BARCLAYS GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND
                     INSTITUTIONAL SHARES AND SERVICE SHARES

                                   MAY 1, 2003

                                   ----------

        Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Trust's Prime Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Prime Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has the same investment objective as the Fund as described in its Prospectus.

        Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

        This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectuses, also dated May 1, 2003. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The Prospectuses and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or email the Fund at BGIFUNDS@seic.com

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

History of the Trust.........................................................  1
Description of the Fund and Its Investments and Risks........................  1
Portfolio Securities.........................................................  3
Management................................................................... 11
Control Persons and Principal Holders of Securities.......................... 15
Investment Adviser and Other Service Providers............................... 15
Performance Information...................................................... 17
Determination of Net Asset Value............................................. 19
Purchase, Redemption and Pricing of Shares................................... 20
Portfolio Transactions....................................................... 21
Dividends, Distributions and Taxes........................................... 22
Capital Stock................................................................ 28
Additional Information on the Fund........................................... 30
Appendix.....................................................................A-1

                              HISTORY OF THE TRUST

        The Trust is an open-end, management investment company organized on December 4, 2001 as a business trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with multiple series corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

        The Trust consists of multiple series, including the Prime Money Market Fund. The Trust's principal office is located at 45 Fremont Street, San Francisco, CA 94105. The Fund invests all of its assets in the Prime Money Market Master Portfolio of MIP, which has a substantially identical investment objective as the Fund. The Prime Money Market Fund was launched on February 3, 2003.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

        Investment Objectives and Policies. The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

        The Fund's investment objective is set forth in its Prospectus. The Fund has a non-fundamental investment objective that can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and policies of the Fund determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objective of the Fund will be achieved.

        Fundamental Investment Restrictions. The Fund and Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

        (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff).

        (2) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

        (3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

        (4) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

        (5) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

        (6) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

        (7) make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

        With respect to paragraph 5, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund's securities that may be loaned to one-third of the value of its total assets.

        Non-Fundamental Investment Restrictions. The Fund and Master Portfolio are subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

        (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

        (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

        (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

        (4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

        (5) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

        (6) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

        (7) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

        Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

                              PORTFOLIO SECURITIES

        To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

        The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

        The Fund may invest in the following types of money market instruments:

        Asset-Backed Securities. The Fund may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

        Bank Obligations. The Fund may invest in bank obligations that include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed time deposits are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed time deposits subject to withdrawal penalties, other than overnight deposits.

        Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

        Commercial Paper and Short-Term Corporate Debt Instruments. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, the Trust's Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the best interest of the Master Portfolio's interestholders.

        Floating- and Variable-Rate Obligations. The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

        The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        The following types of derivative securities ARE NOT permitted investments for the Fund:

        . capped floaters (on which interest is not paid when market rates move above a certain level);

        . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

        . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

        . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

        . inverse floaters (which reset in the opposite direction of their index).

        Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

        Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

        Funding Agreements. The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

        The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price.

        Illiquid Securities. The Fund may invest in securities not registered under the Securities Act of 1933, as amended ("1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

        Investment Company Securities. The Fund may invest in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

        Letters of Credit. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.

        Loan Participation Agreements. The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

        Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

        The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

        Loans of Portfolio Securities. Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the

Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

        The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

        Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.

        Municipal Obligations. The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.

        Participation Interests. The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

        Pass-Through Obligations. Certain of the debt obligations in which the Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

        Privately Issued Securities. It is possible that unregistered securities, purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

        Repurchase Agreements. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

        The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

        Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix. To the extent that the Fund seeks to be rated by an independent rating agency, the Fund will only invest in unrated securities in accordance with the procedures of rating agency.

        Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

        The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

INTERESTED TRUSTEES & OFFICERS

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS          OTHER PUBLIC COMPANY AND
NAME, ADDRESS AND        POSITION(S), LENGTH   PRINCIPAL OCCUPATION                  OVERSEEN IN FUND    INVESTMENT COMPANY
AGE                      OF SERVICE            DURING PAST FIVE YEARS                COMPLEX*            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss,** 41   Trustee since        Chief Executive Officer of the                25                     None
                         November 16, 2001,   Individual Investors Business of
                         President and Chief  Barclays Global Investors, N.A.
                         Executive Officer

Michael A. Latham, 38    Secretary,           Director of Mutual Fund Delivery of           N/A                    None
                         Treasurer and Chief  the Individual Investors Business
                         Financial Officer    of Barclays Global Investors, N.A.
                                              (since 2000); Head of Operations,
                                              BGI Europe (1997-2000); Manager of
                                              Portfolio Accounting Group
                                              (1994-1997).

INDEPENDENT TRUSTEES

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS          OTHER PUBLIC COMPANY AND
                         POSITION(S), LENGTH   PRINCIPAL OCCUPATION                OVERSEEN IN FUND    INVESTMENT COMPANY
NAME, ADDRESS AND AGE    OF SERVICE            DURING PAST FIVE YEARS              COMPLEX*            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman, 58 Trustee since         President and Chief Executive               25          Director, Bank of Hawaii
                         November 16, 2001     Office of The James Irvine
                                               Foundation (non-profit foundation);
                                               President and Chief Executive
                                               Officer of KQED, Inc. (public
                                               television and radio) from
                                               1993-2002.

Jack S. Euphrat, 80      Trustee since         Private Investor                            25          None
                         October 20, 1993

W. Rodney Hughes, 76     Trustee since         Private Investor                            25          None
                         October 20, 1993

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Fund and the parent company of BGFA, the investment adviser of the Master Portfolio.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS          OTHER PUBLIC COMPANY AND
                         POSITION(S),        PRINCIPAL OCCUPATION                  OVERSEEN IN FUND    INVESTMENT COMPANY
NAME, ADDRESS AND AGE    LENGTH OF SERVICE   DURING PAST FIVE YEARS                COMPLEX*            DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 42     Trustee since       Professor, University of                     101          Director of Matthews Asian
                         November 16, 2001   California, Berkeley: Haas School                         Funds (oversees 6
                                             of Business; Member, Council of                           portfolios).
                                             Foreign Relations

Leo Soong, 56            Trustee since       President of Trinity Products LLC             25          None
                         February 9, 2000    (beverages); Managing Director of
                                             CG Roxane LLC (water company);
                                             Co-Founder of Crystal Geyser Water
                                             Co. (President through 1999).

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

        Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

        The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund's accounting and financial reporting practices, reviewing the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

        Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                     BENEFICIAL EQUITY OWNERSHIP IN FUND AND
            FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2002)

                                                                               AGGREGATE DOLLAR RANGE OF
INTERESTED TRUSTEES                                                            SECURITIES IN THE FAMILY OF
AND OFFICERS                DOLLAR RANGE OF SECURITIES IN THE FUND             INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss                                  0                                            0

INDEPENDENT TRUSTEES

Mary G. F. Bitterman                              0                                            0

Jack S. Euphrat                                   0                                            0

                                                                               AGGREGATE DOLLAR RANGE OF
INTERESTED TRUSTEES                                                            SECURITIES IN THE FAMILY OF
AND OFFICERS                DOLLAR RANGE OF SECURITIES IN THE FUND             INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes                                  0                                            0

Richard K. Lyons                                  0                                            B

Leo Soong                                         0                                            0

        Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

        Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                               COMPENSATION TABLE
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                           AGGREGATE COMPENSATION FROM   TOTAL COMPENSATION FROM FUND
NAME AND POSITION          THE TRUST                     COMPLEX
-----------------------------------------------------------------------------------------
Mary G. F. Bitterman                   $ 12,500                       $ 25,000
Trustee

Jack S. Euphrat                        $ 12,500                       $ 25,000
Trustee

W. Rodney Hughes                       $ 12,500                       $ 25,000
Trustee

Lee Kranefuss                          $      0                       $      0
Trustee

Richard K. Lyons                       $ 12,500                       $ 90,000
Trustee

Leo Soong                              $ 12,500                       $ 25,000
Trustee

        Master/Feeder Structure. The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

        The Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

        The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

        Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

        Code of Ethics. The Trust, MIP and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of the Fund or investment adviser; (ii) any employee of the Fund or investment adviser (or any company in a control relationship to the Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by the Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the Fund or investment adviser who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Trust, MIP and BGFA are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of April 1, 2003, the shareholders identified below were known by the Trust to own 5% or more of the Fund's outstanding Institutional Shares and Service Shares in the following capacity:

     NAME AND ADDRESS          PERCENTAGE              NATURE OF
      OF SHAREHOLDER            OF FUND                OWNERSHIP
     ----------------          ----------              ---------
INSTITUTIONAL SHARES:

None                               0 %                    n/a

SERVICE SHARES:

None                               0 %                    n/a

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

        Investment Adviser. The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has the same investment objective and invests in the same kinds of securities as the Fund. The Master Portfolio retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the Advisory Contract, BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

        The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio or by MIP's Board of Trustees, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

        Administrators. The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund's investment adviser. BGI also pays the compensation of the Fund's Trustees, officers and employees who are affiliated with the Trust.

        In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations, including, in the case of the Fund's Service Shares, shareholder servicing fees of up to 0.05%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.02% of the Fund's average daily net assets for the Institutional Shares and 0.07% of the Fund's average daily net assets for the Service Shares. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services.

        Distribution Arrangement. SEI Investments Distribution Co. ("SEI") is the distributor for the Fund's shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

        SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

        Shareholder Servicing Agents. The Service Shares of the Fund have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of the Fund represented by Service Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services. BGFA, BGI and SEI may pay significant additional amounts from their own resources to selling or servicing agents of the Portfolios in connection with the sale of Portfolio shares.

        A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

        Custodian. IBT also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

        Transfer and Dividend Disbursing Agent. IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

        Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust.

        Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

        Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations.

                             PERFORMANCE INFORMATION

        Generally. The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

        The Fund's performance may be advertised in terms of current yield or effective yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed reinvestment of income earned.

        Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of investments held by the Fund and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

        Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

        Effective yield for the Prime Money Market Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

        In addition, investors should recognize that changes in the net asset values of shares of the Prime Money Market Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

        Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained by contacting the Trust at 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com

        Performance Comparisons. From time to time and only to the extent the comparison is appropriate for the Fund, the Trust may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

        From time to time, the Trust may quote the Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, iMoneyNet, Inc. Taxable Money Market Average, Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

        In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the level and categories of assets under management by the Fund's investment adviser or its affiliates.

        The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., iMoneyNet, Inc.'s Money Fund Report, including iMoneyNet, Inc.'s Taxable Money

Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

        Other Advertising Items. The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

        The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

        Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

        Terms of Purchase. The Fund is generally open Monday through Friday and closed on weekends, New York Stock Exchange ("NYSE") holidays and federal bank holidays. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Veterans Day, Columbus Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund. On days the Fund closes early, purchase and redemption orders received after the Fund's closing time will be credited to the next business day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

        In-Kind Purchases. Payment for shares of the Fund may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

        Suspension of Redemptions. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings) during which trading is restricted, or during which, as determined by the SEC by rule or regulation, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

        The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

        In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of the Fund as provided from time to time in the Prospectus.

        Purchases and redemptions may be restricted during times when trading in the markets in which the portfolio invests is limited in accordance with SEC guidelines. To facilitate the investment of proceeds of purchase orders and redemptions, investors are urged to place orders as early in the day as possible.

        Purchases may be made by bank wire or check. Bank wire and check instructions are indicated on both the account application and the Prospectus and can be confirmed with the Transfer Agent. Shares purchased by check may not be redeemed until the check has cleared. Bank wires must be received by the end of business, ordinarily 4:00 p.m. (Eastern time) of the effective trade date.

                             PORTFOLIO TRANSACTIONS

        Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which SEI or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

        The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and BGFA, BGFA is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

        In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Fund to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Fund. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

        Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

        Broker/dealers utilized by BGFA may furnish statistical, research and other information or services that are deemed by BGFA to be beneficial to the Fund's investment programs. Research services received from brokers supplement BGFA's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BGFA and to the Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

        The outside research assistance is useful to BGFA since the brokers utilized by BGFA as a group tend to follow a broader universe of securities and other matters than the staff of BGFA can follow. In addition, this research provides BGFA with a diverse perspective on financial markets. Research services that are provided to BGFA by brokers are available for the benefit of all accounts managed or advised by BGFA. It is the opinion of BGFA that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of BGFA's investment advice.

        Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

        Securities of Regular Broker/Dealers. As of December 31, 2002, the Fund was not yet in operations and did not own any securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

        A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

        The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws

        Qualification as a Regulated Investment Company. The Trust intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains and expenses for federal income tax purposes.

        In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

        In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

        Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

        Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

        Investment through the Master Portfolio. The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio's assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

        Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

        If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to distribute dividends to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

        Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

        If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund's holding period in the property and the application of various loss deferral provisions in the Code.

        In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

        Taxation of Distributions. For federal income tax purposes, the Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of the Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

        Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

        Sales and Exchanges of Fund Shares. In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

        If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

        If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by the Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. The Fund may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

        Tax-Deferred Plans. The shares of the Fund are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

        Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183-day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

        If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

        The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

        Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

        As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

        Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

        Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and
(ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

        As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

        Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

        The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

        Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

        The Master Portfolio. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

        MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

        The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

                       ADDITIONAL INFORMATION ON THE FUND

        The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or email the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                                    APPENDIX

        Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch").

                                S&P BOND RATINGS

                                      "AAA"

        Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

        Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       "A"

        Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      "BBB"

        Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

        Commercial Paper Rating. The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                              MOODY'S BOND RATINGS

                                      "Aaa"

        Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

        Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

                                       "A"

        Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      "Baa"

        Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating. The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      FITCH

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      "AAA"

        Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

        Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                       "A"

        Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      "BBB"

        Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                      "F-2"

        Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

PROSPECTUS/MAY 1, 2003

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Institutional
Money Market Fund

Prime
Money Market Fund

Service Shares


                                                BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

FUND BASICS

     2  Investment Objectives

     2  Principal Investment Strategy

     3  Principal Risk Factors

     4  Investment Returns

     6  Fees and Expenses

FUND DETAILS

     7  Principal Investments

     9  Management of the Fund

    11  Shareholder Information

    18  Financial Highlights

FUND BASICS

Investment Objectives/1/

                                    [GRAPHIC]




Institutional Money Market Fund
The Fund seeks a high level of income consistent with liquidity and the preservation of capital.

Prime Money Market Fund
The Fund seeks a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategy

                                    [GRAPHIC]




The Funds invest in high-quality, short-term government, bank and corporate debt.

/1/The Institutional Money Market Fund and the Prime Money Market Fund invest all of their assets in similarly named Master Portfolios that have substantially identical investment objectives. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Funds refer also to the objectives, strategies and risks of their Master Portfolios, unless otherwise indicated. A detailed examination of the relationship of the Funds to their Master Portfolios appears on page 17.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

.. The value of the short-term securities in which the Funds invest may fall because of an increase in interest rates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued by the US government.

.. The value of individual securities held by the Funds may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds.

Who May Want to Invest in the Funds

The Funds may be appropriate for investors who:

.. seek income comparable to money market rates

.. wish to maintain the value of their investment in the long and short term

.. desire an investment that can be readily converted to cash

For a further discussion of the Funds' risks, please refer to the Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 877 BGI 1544 (1 877 244 1544).

                                    [GRAPHIC]



Defining Terms

Short-term securities have a remaining maturity of 397 days or less. Each Fund's portfolio will maintain an average-weighted maturity of 90 days or less.

The Funds have appointed shareholder servicing agents to service individual Fund accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. Barclays Global Investors, N.A. (BGI) compensates shareholder servicing agents out of the fees it receives as administrator of the Funds. Thus, the Funds do not charge extra for these services.



FUND BASICS 3

Investment Returns

                                    [GRAPHIC]



Total Returns

Because the Prime Money Market Fund has been in existence for less than one calendar year, no performance information is provided in this section.

The bar chart and table in this section provide some indication of the risks of investing in the Service Shares of the Institutional Money Market Fund. Because the Service Shares of the Institutional Money Market Fund have been in existence for less than one calendar year, the bar chart and table show changes in the performance of the Institutional Shares of the Institutional Money Market Fund from year to year. The Service Shares and Institutional Shares would have similar annual returns because both shares classes are invested in the same portfolio of securities and the annual returns would differ only to the extent the shares do not have the same expenses.

The bar chart shows the return of the Institutional Shares of the Institutional Money Market Fund for each full calendar year since inception. The average annual total return table on the following page compares the Institutional Shares' average annual total return with the return of the average return of a group of corresponding funds for one year and the period since inception. How the Institutional Shares of the Institutional Money Market Fund performed in the past is not necessarily an indication of how the Service Shares of the Institutional Money Market Fund will perform in the future.

Institutional Money Market Fund--Institutional Shares
Year-By-Year Returns
                                    [CHART]

        2000        6.55%
        2001        4.23%
        2002        1.83%

*Performance shown reflects that of the Institutional Shares of the Fund.
 Institutional Shares are not offered in this prospectus, but Service Shares are invested in the same portfolio of securities. Annual returns for the Service Shares would be lower only to the extent that the expenses for the Service Shares exceed expenses paid by the Institutional Shares.

 The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly    Lowest Quarterly
Return: 4th Qtr. '00 Return: 4th Qtr. '02

       1.68%                0.41%


4   BARCLAYS GLOBAL INVESTORS FUNDS

Defining Terms

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.


INSTITUTIONAL SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2002)

                                                         SINCE INCEPTION
                                   ONE YEAR              (August 4, 1999)**
----------------------------------------------------------------------------------------
Institutional Shares                1.83%                      4.35%
----------------------------------------------------------------------------------------
MFR Averages / FTI*                 1.49%                      4.00%
----------------------------------------------------------------------------------------

 *The Institutional Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**The Money Fund Report average is calculated from August 1, 1999.

To learn each Fund's current seven-day yield, call 1 877 BGI 1544
(1 877 244 1544), Monday through Friday from 8:30 am to 5 pm Eastern Time, or your shareholder servicing agent.


FUND BASICS 5

Fees and Expenses


The table below describes the fees and expenses that you may pay if you buy and hold Service Shares in the Funds. The expenses are deducted from each Fund's assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              Institutional
                                              Money Market     Prime Money
                                                  Fund         Market Fund
----------------------------------------------------------------------------
Management fees                                   0.10%           0.10%
----------------------------------------------------------------------------
Other expenses                                    0.07%           0.07%
----------------------------------------------------------------------------
Total annual Fund operating expenses/1, 2/        0.17%           0.17%
----------------------------------------------------------------------------

/1/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
/2/The Funds' service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund's operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------
Institutional Money Market Fund
(Service Shares)                 $17     $55     $96     $217
---------------------------------------------------------------
Prime Money Market Fund
(Service Shares)                 $17     $55     $96     $217
---------------------------------------------------------------


6   BARCLAYS GLOBAL INVESTORS FUNDS

FUND DETAILS

Principal Investments

Defining Terms

Floating rate and variable rate debt securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

Bank obligations are backed by funds of a financial institution. In addition to domestic bank obligations, each Fund may invest in obligations of foreign bank branches located inside and outside the United States and US bank branches located outside the United States.

Corporate obligations include unsecured debt instruments, such as commercial paper and corporate notes, issued by financial institutions, insurance companies and industrial corporations.

Repurchase agreements obligate a person selling US government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

Asset-backed securities are financial instruments collateralized by one or more types of assets, including loans and receivables.


Institutional Money Market Fund
The Institutional Money Market Fund may invest in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less.

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

.. If the securities are unrated, Barclays Global Fund Advisors (BGFA) will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

.. The principal and interest of all securities in the Master Portfolio are payable in US dollars.

Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

/1/A detailed examination of the relationship of each Fund to its Master
   Portfolio appears on page 17.


FUND DETAILS 7

Principal Investments


Prime Money Market Fund
The Prime Money Market Fund may invest in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less.

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

.. If the securities are unrated, BGFA will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

.. The principal and interest of all securities in the Master Portfolio are payable in US dollars.

Under normal circumstances, the Prime Money Market Fund expects to:

.. Maintain a portfolio average-weighted maturity of 60 days or less; and

.. Invest at least 95% of its total assets in any combination of US Government securities, securities rated in the highest short-term rating category (according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.), securities of money market funds and collateralized repurchase agreements comprised of such obligations.

Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

/1/A detailed examination of the relationship of each Fund to its Master
   Portfolio appears on page 17.


8   BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund


Investment Adviser

The Funds are feeder funds that invest all of their assets in their similarly named Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA provides investment guidance and policy direction for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive an annual fee of 0.10% of each of the Master Portfolios' average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world's largest managers of institutional investment assets. As of December 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for over $746 billion in assets.

Administrative Services

BGI provides the following services as the Fund administrator:

.. management of the Funds' non-investment operations

.. preparation of reports for each Fund's Board of Trustees

.. preparation of required reports for the Securities and Exchange Commission and required filings with state securities commissions

.. preparation of proxy statements and shareholder reports

BGI is entitled to receive an annual fee of 0.07% of the average daily net assets of each Fund's Service Share Class. In return for this fee, BGI has agreed to absorb all expenses for the Service Share Class including shareholder servicing fees, but excluding the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by each Fund.


FUND DETAILS 9

Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your servicing agent may impose investment minimums and trading cut off times that differ from that of the Fund. Contact your shareholder servicing agent directly for additional information and details.


10  BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

                                       [GRAPHIC]



Investors Bank & Trust (IBT) is the Fund's custodian, transfer agent and dividend disbursing agent.


Who is Eligible to Invest

To be eligible to purchase Service Shares of the Institutional Money Market or Prime Money Market Fund directly, you must be an institutional investor. The minimum initial investment amount for the Service Shares for each Fund is $10 million; however, in certain situations, this minimum initial investment amount can be reduced or waived. Contact Investors Bank & Trust (IBT) or your shareholder servicing agent for more information.

How to Buy Shares

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 pm Eastern Time) on any day the Funds are open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds reserve the right to suspend the availability of the Funds' shares and have the right to reject any purchase order.

How to Sell Shares*

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4 pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

*Under certain circumstances, the Fund reserves the right to send your sale proceeds in the form of securities from its Master Portfolio.


FUND DETAILS 11

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances.** Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Funds' net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors.

It is important that you call the Fund before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance.

How to Exchange Shares

The Funds allow investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544), or by contacting your shareholder servicing agent.

The Funds may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days written notice.

Service Shares can also be purchased and sold by shareholders through shareholder servicing agents. Because procedures, cut-off times, and documentation required may differ, you should contact your shareholder servicing agent for additional information.

For details on purchasing, selling or exchanging Fund shares directly through the Funds' transfer agent, IBT, you may contact them at 1 888 204 3956.

**Extraordinary circumstances as described in Section 22(e) of the Investment
  Company Act of 1940.




12  BARCLAYS GLOBAL INVESTORS FUNDS

Additional Information for Existing Shareholders

If you have an established account, you can add to or redeem from your Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011-001-438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name:
 Shareholder Account Number:
 Fund Number 1198 (Prime Service Shares), 1128 (Institutional Service Shares)

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call IBT at 1 888 204 3956 any Business Day between 8:30 am and 5:00 pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Shareholders can ask IBT to wire proceeds directly to their designated bank account.**

 *If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


FUND DETAILS 13

Defining Terms

The amortized cost method marks down any premium, or marks up any discount, on short-term debt that the Fund buys at a constant rate until maturity. It does not reflect daily fluctuations in market value.

.. When a shareholder purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

If you have purchased your shares through a shareholder servicing agent, the procedures for redeeming Fund shares may differ. Contact your shareholder servicing agent for specific instructions.

Calculating the Funds' Share Price

IBT calculates each Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4 pm Eastern Time) of the NYSE on any day each Fund is open. The Funds are open every day the NYSE is open, with the exception of Columbus Day and Veteran's Day. The formula calls for deducting all of each Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys.

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form.

Dividends and Distributions

Each Fund declares any dividends daily and pays them out to investors every month. It distributes realized capital gains, if any, to investors at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of your Fund unless otherwise elected.

You begin earning dividends on your shares the day your purchase order takes effect. You continue earning daily dividends on the shares up to but not including the date you sell them.


14  BARCLAYS GLOBAL INVESTORS FUNDS

Please Note:

.. Each Fund credits dividends earned on weekends and holidays to the preceding business day.

.. If you sell shares before the monthly dividend payment date, each Fund remits to the investor any dividends declared but not yet paid to the investor on the next dividend payment date.

.. If you sell all shares before the monthly dividend payment date, each Fund remits to the investor all dividends accrued with the sale proceeds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you may be required to pay taxes on your Fund's net investment income and realized capital gains through distribution of such income and gains by the Fund to its shareholders. You will owe taxes even though your dividends and distributions are reinvested in Fund shares.

The amount of taxes you owe on your share of the Fund's income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Fund pays out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Dividends and capital gain distributions usually create the following tax liability:

TRANSACTION                          TAX STATUS

Income dividends                     Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------


FUND DETAILS 15

Dividends and distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers.

As long as your Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, your Fund will send you (or your shareholder servicing agent) a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

Please provide the correct Taxpayer Identification Number (TIN) and note if you are subject to backup withholding. If the Internal Revenue Service (IRS) notifies the Fund that the TIN provided is incorrect or that you are otherwise subject to backup withholding, the Fund is required to withhold 30% as "backup withholding" on any payments made to you by the Fund, including exchanges. Any amounts withheld can be applied against your federal income tax liability.

Tax considerations for tax-exempt investors or investors holding Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax adviser about your investment.


16  BARCLAYS GLOBAL INVESTORS FUNDS

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the individual Funds. BGFA serves as Investment Adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, each Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here. Call 1 877 BGI 1544
(1 877 244 1544) for additional information.


FUND DETAILS 17

Financial Highlights

The table below provides a picture of the Institutional Money Market Fund's Service Class Shares' financial performance. No information is presented for the Prime Money Market Fund's Service Class Shares' financial performance because it was not open for investment as of December 31, 2002. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001 and December 31, 2002 has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor's report along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30am to 5pm, Eastern Time.

                        INSTITUTIONAL MONEY MARKET FUND

                                                            Period Ended
                                                            12/31/02/1/
       -----------------------------------------------------------------
       Net Asset Value, Beginning of Period                      $1.00
       -----------------------------------------------------------------
       Income from Investment Operations:
       Net Investment Income                                      0.00
       -----------------------------------------------------------------
       Total from Investment Operations                           0.00
       -----------------------------------------------------------------
       Less Distributions:
       From Net Investment Income                                (0.00)
       -----------------------------------------------------------------
       Total Distributions                                       (0.00)
       -----------------------------------------------------------------
       Net Asset Value, End of Period                            $1.00
       -----------------------------------------------------------------
       Total Return                                           0.11%/2/
       -----------------------------------------------------------------
       Supplemental Data:
       Net Assets, End of Period (000s)                             $5
       -----------------------------------------------------------------
       Ratios to Average Net Assets:/3/
       Ratio of Expenses to Average Net Assets                   0.25%
       Ratio of Net Investment Income to Average Net Assets      1.51%
       -----------------------------------------------------------------

/1/Period from December 2, 2002 (commencement of operations) to December 31,
   2002.
/2/Not annualized.
/3/Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.


18  BARCLAYS GLOBAL INVESTORS FUNDS

[This page intentionally left blank.]


FUND DETAILS 19

[This page intentionally left blank.]


20  BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI). The annual and semi-annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2003, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Funds or wish to obtain the reports and SAI free of charge, please call the Funds' toll-free number:

1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGICASH@seic.com


Or you may write Barclays Global Investors Funds

c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.:

811-7332

                                                BARCLAYS GLOBAL INVESTORS FUNDS

PROSPECTUS/MAY 1, 2003
Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Institutional
Money Market Fund

Aon Captives Shares

Providing income and
preserving capital

                                                BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

FUND BASICS

     2  Investment Objective

     2  Principal Investment Strategy

     3  Principal Risk Factors

     4  Investment Returns

     6  Fees and Expenses

FUND DETAILS

     7  Principal Investments

     8  Management of the Fund

    10  Shareholder Information

    17  Financial Highlights

FUND BASICS

Investment Objective/1/

                                    [GRAPHIC]



The Fund seeks a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategy

                                    [GRAPHIC]



The Fund invests in high-quality, short-term government, bank and corporate debt.

/1/The Institutional Money Market Fund invests all of its assets in a Master
   Portfolio that has a substantially identical investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Fund refer also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Fund to its Master Portfolio appears on page 16.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

.. The value of the short-term securities in which the Fund invests may fall because of an increase in interest rates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued by the US government.

.. The value of individual securities held by the Fund may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest in the Fund

The Fund may be appropriate for investors who:

.. seek income comparable to money market rates

.. wish to maintain the value of their investment in the long and short term

.. desire an investment that can be readily converted to cash

For a further discussion of Fund risks, please refer to the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544
(1 877 244 1544) Monday through Friday from 8:30 am to 6 pm Eastern Time.

                                    [GRAPHIC]



Defining Terms

Short-term securities have a remaining maturity of 397 days or less. The Fund's portfolio will maintain an average-weighted maturity of 90 days or less.


FUND BASICS 3

Investment Returns

Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Institutional Money Market Fund. The Aon Captives Shares commenced operations on August 4, 1999.*

The bar chart shows the return of the Fund's Aon Captives Shares for the first three full calendar years of operation. The average annual total return table on the following page compares the Aon Captives Shares' average annual total return with the average return of a group of corresponding funds for one year and the period since inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund--Aon Captives Shares Year-By-Year Returns

 LOGO
                  2000                                 6.46%
                  2001                                 4.12%
                  2002                                 1.70%

 The highest and lowest quarterly returns for the Aon Captives Shares for the periods covered by the bar chart above are listed below:

Highest Quarterly    Lowest Quarterly
Return: 4th Qtr. '00 Return: 4th Qtr. '02

       1.66%                0.38%

*The Distributor Shares of the Fund were renamed the Aon Captives Shares on
 August 14, 2002.

                                    [GRAPHIC]




4   BARCLAYS GLOBAL INVESTORS FUNDS

AON CAPTIVES SHARES AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                               SINCE INCEPTION
                             ONE YEAR          (August 4, 1999)**
--------------------------------------------------------------------------
Aon Captives Shares           1.70%                  4.24%
--------------------------------------------------------------------------
MFR Averages/FTI*             1.49%                  4.00%
--------------------------------------------------------------------------

 *Shares are tracked against the Money Fund Report First Tier Institutional
  Average, a Service of iMoneyNet, Inc. (formerly IBC Financial Data). **The Money Fund Report Average is calculated from August 1, 1999.

To learn the Fund's current seven-day yield, call 1 877 BGI 1544
(1 877 244 1544) Monday through Friday from 8:30 am to 5 pm Eastern Time .



Defining Terms

The Fund's seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.


FUND BASICS 5

Fees and Expenses


The table below describes the fees and expenses that you may pay if you buy and hold Aon Captives Shares in the Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management fees                                          0.10%
----------------------------------------------------------------------------
Rule 12b-1 fees                                          0.10%
----------------------------------------------------------------------------
Other expenses                                           0.02%
----------------------------------------------------------------------------
Total annual Fund operating expenses/1, 2/               0.22%
----------------------------------------------------------------------------

/1/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
/2/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses remain the same.

The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------
Institutional Money Market Fund
(Aon Captives Shares)            $23     $71    $124     $280
---------------------------------------------------------------


6   BARCLAYS GLOBAL INVESTORS FUNDS

FUND DETAILS

Principal Investments

The Institutional Money Market Fund invests in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less.

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

.. If the securities are unrated, BGFA will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

.. The principal and interest of all securities in the Master Portfolio are payable in US dollars.

Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

/1/A detailed examination of the relationship of the Fund to its Master
   Portfolio appears on page 16.


Defining Terms

Floating rate and variable rate debt securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

Bank obligations are backed by funds of a financial institution. In addition to domestic bank obligations, the Fund may invest in obligations of foreign bank branches located inside and outside the United States and US bank branches located outside the United States.

Corporate obligations include unsecured debt instruments, such as commercial paper and corporate notes, issued by financial institutions, insurance companies and industrial corporations.

Repurchase agreements obligate a person selling US government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

Asset-backed securities are financial instruments collateralized by one or more types of assets, including loans and receivables.


FUND DETAILS 7

Management of the Fund


Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (BGFA) provides investment guidance and policy direction for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive an annual fee of 0.10% of the Master Portfolio's average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for over $746 billion in assets.

Administrative Services

BGI provides the following services as the Fund's administrator:

.. management of the Fund's non-investment operations

.. preparation of reports for the Fund's Board of Trustees

.. preparation of required reports for the Securities and Exchange Commission and state securities commissions

.. preparation of proxy statements and shareholder reports

BGI is entitled to receive an annual fee of 0.02% of the average daily net assets of the Aon Captives Shares. In return for this fee, BGI has agreed to absorb all expenses for the Aon Captives Shares other than the investment advisory fee, Rule 12b-1 distribution fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Aon Captives Shares.


8   BARCLAYS GLOBAL INVESTORS FUNDS

Distribution Plan

We have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Aon Captives Shares of the Fund. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents, including the Aon Securities Corporation. The fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the plan are at an annual rate of 0.10% of the average daily net assets of the Aon Captives Shares of the Fund.


FUND DETAILS 9

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Institutional Money Market Fund shares, you must be an institutional investor. Shares may be purchased through IBT or through third-party distributors of the Fund's Shares. The minimum initial investment amount for the Aon Captives Shares is $500,000; however, in certain situations, the minimum initial investment amount can be reduced or waived. Contact IBT or your shareholder servicing agent for more information.

How to Buy Shares

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 pm Eastern Time) on any day the Fund is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Fund reserves the right to suspend the availability of Fund shares and has the right to reject any purchase order.

How to Sell Shares*

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by the Fund's close of regular trading on the NYSE (normally 4 pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

*Under certain circumstances, the Fund reserves the right to send your sale proceeds in the form of securities from its Master Portfolio.

                                       [GRAPHIC]




10  BARCLAYS GLOBAL INVESTORS FUNDS

Defining Terms

Investors Bank & Trust (IBT) is the Fund's custodian, transfer agent and dividend disbursing agent.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) The NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors.

It is important that you call the Fund before executing a large transaction. In consideration of the interests of all shareholders, each Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance.

How to Exchange Shares

The Fund allows investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

The Fund may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

For additional information on purchasing, selling or exchanging fund shares, contact the Fund's transfer agent, IBT, at 1 888 204 3956.


FUND DETAILS 11

Additional Information for Existing Shareholders

Fund Shareholders who have an established account can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011-001-438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name:
 Shareholder Account Number:
 Fund number 1126

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 am and 5:00 pm Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.* Redemption orders received after the close of normal trading on the NYSE (normally 4:00 pm Eastern Time) will be executed on the next Business Day.

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Shareholders can ask IBT to wire proceeds directly to their designated bank account.**

 *If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


12  BARCLAYS GLOBAL INVESTORS FUNDS

.. When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Fund's Share Price

IBT calculates the Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4:00 pm Eastern Time) of the NYSE on any day the Fund is open. The Fund is open every day the NYSE is open, with the exception of Columbus Day and Veteran's Day. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys.

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form.

Dividends and Distributions

The Fund declares any dividends daily and pays them out to investors every month. It distributes realized capital gains, if any, to investors at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of the Fund, unless otherwise elected.

You begin earning dividends on your shares the day your purchase order takes effect. You continue earning daily dividends on the shares up to but not including the date you sell them.

Please Note:

.. The Fund credits dividends earned on weekends and holidays to the preceding business day.

.. If you sell shares before the monthly dividend payment date, the Fund remits to the investor any dividends declared but not yet paid to the investor on the next dividend payment date.


Defining Terms

The amortized cost method marks down any premium, or marks up any discount, on short-term debt that the Fund buys at a constant rate until maturity. It does not reflect daily fluctuations in market value.


FUND DETAILS 13

.. If you sell all shares before the monthly dividend payment date, the Fund remits to the investor all dividends accrued with the sale proceeds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you may be required to pay taxes on the Fund's net investment income and realized capital gains through distribution of such income and gains by the Fund to its shareholders. You will owe taxes even though your dividends and distributions are reinvested in Fund shares.

The amount of taxes you owe on your share of the Fund's income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Fund pays out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Dividends and capital gain distributions usually create the following tax liability:

TRANSACTION                           TAX STATUS
Income dividends                      Ordinary income
------------------------------------------------------------
Short-term capital gain distributions Ordinary income
------------------------------------------------------------
Long-term capital gain distributions  Long-term capital gain
------------------------------------------------------------

Dividends and distributions from the Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers.

As long as the Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.


14  BARCLAYS GLOBAL INVESTORS FUNDS

Following the end of each year, the Fund will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

Please provide the correct Taxpayer Identification Number (TIN) and note if you are subject to backup withholding. If the Internal Revenue Service (IRS) notifies the Fund that the TIN provided is incorrect or that you are otherwise subject to backup withholding, the Fund is required to withhold 30% as "backup withholding" on any payments made to you by the Fund, including exchanges. Any amounts withheld can be applied against your federal income tax liability.

Tax considerations for tax-exempt investors or investors holding fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax adviser about your investment.


FUND DETAILS 15

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. BGFA serves as Investment Adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Fund's Board of Trustees withdraws the Institutional Money Market Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Fund offers additional share classes with different expenses and expected returns than those described here. Call 1 877 BGI 1544
(1 877 244 1544) for additional information.


16  BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The table below provides a picture of the Institutional Money Market Fund's Aon Captives Shares' financial performance. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001 and December 31, 2002 has been audited by PricewaterhouseCoopers LLP. For all other periods the information was audited by KPMG LLP. The independent auditor's report along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 am to 5 pm Eastern Time.


                                                     Year Ended Year Ended Year Ended Period Ended
                                                      12/31/02   12/31/01   12/31/00  12/31/99/1/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $1.00     $1.00      $1.00       $1.00
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                    0.02      0.04       0.06        0.02
--------------------------------------------------------------------------------------------------
Total from Investment Operations                         0.02      0.04       0.06        0.02
--------------------------------------------------------------------------------------------------
Less Distributions:
From Net Investment Income                              (0.02)    (0.04)     (0.06)      (0.02)
--------------------------------------------------------------------------------------------------
Total Distributions                                     (0.02)    (0.04)     (0.06)      (0.02)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $1.00     $1.00      $1.00       $1.00
--------------------------------------------------------------------------------------------------
Total Return                                            1.70%     4.12%      6.46%       2.22%*
--------------------------------------------------------------------------------------------------
Supplemental Data:
Net Assets, End of Period (000s)                       $8,211        $6         $5          $5
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:/2/
Ratio of Expenses to Average Net Assets                 0.22%     0.24%      0.22%       0.09%
Ratio of Net Investment Income to Average Net Assets    1.42%     4.06%      6.22%       2.95%
--------------------------------------------------------------------------------------------------

*Not annualized.
/1/Period from August 4, 1999 (commencement of operations) to December 31, 1999. /2/Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.


FUND DETAILS 17

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18  BARCLAYS GLOBAL INVESTORS FUNDS

[This page intentionally left blank.]


FUND DETAILS 19

[This page intentionally left blank.]


20  BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the Fund, request a copy of the annual and semi-annual reports to shareholders and the Statement of Additional Information
(SAI). The annual and semi-annual reports discuss the Fund's investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2003. It is incorporated by reference into this prospectus.

If you have any questions about the Fund or wish to obtain the reports and SAI free of charge, please call the Fund's toll-free number:

1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGICASH@seic.com


Or you may write Barclays Global Investors Funds

c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 202-942-8090 for further details.

Investment Company Act File No.:

811-7332

                                                BARCLAYS GLOBAL INVESTORS FUNDS

                         BARCLAYS GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                         INSTITUTIONAL MONEY MARKET FUND
          AON CAPTIVES SHARES, INSTITUTIONAL SHARES AND SERVICE SHARES

                                   MAY 1, 2003

                                   ----------

        Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Trust's Institutional Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has the same investment objective as the Fund as described in its Prospectus.

        Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

        This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectuses, also dated May 1, 2003. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The audited financial statements for the Fund, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2002, are hereby incorporated by reference to the Fund's Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by call 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com.

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

History of the Trust................................................    1
Description of the Fund and Its Investments and Risks...............    1
Portfolio Securities................................................    3
Management..........................................................   11
Control Persons and Principal Holders of Securities.................   15
Investment Adviser and Other Service Providers .....................   15
Performance Information.............................................   19
Determination of Net Asset Value....................................   21
Purchase, Redemption and Pricing of Shares..........................   22
Portfolio Transactions..............................................   23
Dividends, Distributions and Taxes..................................   25
Capital Stock.......................................................   30
Additional Information on the Fund..................................   32
Financial Statements ...............................................   33
Appendix............................................................  A-1

                              HISTORY OF THE TRUST

        The Trust is an open-end, management investment company organized on December 4, 2001 as a business trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with multiple series, including the Fund, corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

        The Trust consists of multiple series, including the Institutional Money Market Fund. The Trust's principal office is located at 45 Fremont Street, San Francisco CA 94105. The Fund invests all of its assets in the Money Market Master Portfolio of MIP, which has the same investment objective as the Fund.

        On August 14, 2002, the Trust's Board of Trustees approved changing the name of the Fund's Distributor Shares to the "Aon Captives Shares." The Service Shares of the Fund were launched on November 18, 2002.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

        Investment Objectives and Policies. The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

        The Fund's investment objective is set forth in its Prospectus. The Fund has a non-fundamental investment objective that can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and policies of the Fund determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objective of the Fund will be achieved.

        Fundamental Investment Restrictions. The Fund and Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

        (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff).

        (2) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

        (3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

        (4) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

        (5) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

        (6) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

        (7) make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

        With respect to paragraph 5, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund's securities that may be loaned to one-third of the value of its total assets.

        Non-Fundamental Investment Restrictions. The Fund and Master Portfolio are subject to the following investment restrictions, all of which are non-fundamental policies.

As a matter of non-fundamental policy:

        (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

        (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

        (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

        (4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

        (5) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

        (6) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

        (7) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

        Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

                              PORTFOLIO SECURITIES

        To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

        The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

        The Fund may invest in the following types of money market instruments:

        Asset-Backed Securities. The Fund may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

        Bank Obligations. The Fund may invest in bank obligations that include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed time deposits are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed time deposits subject to withdrawal penalties, other than overnight deposits.

        Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

        Commercial Paper and Short-Term Corporate Debt Instruments. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, the Trust's Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the best interest of the Master Portfolio's interestholders.

        Floating- and Variable-Rate Obligations. The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

        The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        The following types of derivative securities ARE NOT permitted investments for the Fund:

        . capped floaters (on which interest is not paid when market rates move above a certain level);

        . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

        . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

        . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

        . inverse floaters (which reset in the opposite direction of their index).

        Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

        Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

        Funding Agreements. The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

        The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price.

        Illiquid Securities. The Fund may invest in securities not registered under the Securities Act of 1933, as amended ("1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

        Investment Company Securities. The Fund may invest in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

        Letters of Credit. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.

        Loan Participation Agreements. The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

        Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

        The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

        Loans of Portfolio Securities. Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the

Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

        The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

        Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.

        Municipal Obligations. The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.

        Participation Interests. The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

        Pass-Through Obligations. Certain of the debt obligations in which the Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

        Privately Issued Securities. It is possible that unregistered securities, purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

        Repurchase Agreements. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

        The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

        Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

        Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

        The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS          OTHER PUBLIC COMPANY
                             POSITION(S),           PRINCIPAL OCCUPATION           OVERSEEN IN          AND INVESTMENT COMPANY
NAME, ADDRESS AND AGE        LENGTH OF SERVICE      DURING PAST FIVE YEARS         FUND COMPLEX*        DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss,** 41       Trustee since          Chief Executive Officer            25               None
                             November 16, 2001,     of the Individual
                             President and Chief    Investors Business of
                             Executive Officer      Barclays Global Investors,
                                                    N.A.

Michael A. Latham, 38        Secretary,             Director of Mutual Fund            N/A              None
                             Treasurer and Chief    Delivery of the Individual
                             Financial Officer      Investors Business of
                                                    Barclays Global Investors,
                                                    N.A.(since 2000); Head of
                                                    Operations, BGI Europe
                                                    (1997-2000); Manager of
                                                    Portfolio Accounting Group
                                                    (1994-1997).

INDEPENDENT TRUSTEES

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS           OTHER PUBLIC COMPANY
                             POSITION(S),           PRINCIPAL OCCUPATION           OVERSEEN IN          AND INVESTMENT COMPANY
NAME, ADDRESS AND AGE        LENGTH OF SERVICE      DURING PAST FIVE YEARS         FUND COMPLEX*        DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman,        Trustee since          President and Chief                25               Director, Bank of Hawaii
58                           November 16, 2001      Executive Office of The
                                                    James Irvine Foundation
                                                    (non-profit foundation);
                                                    President and Chief
                                                    Executive Officer of KQED,
                                                    Inc. (public television
                                                    and radio) from 1993-2002.

Jack S. Euphrat, 80          Trustee since          Private Investor                   25               None
                             October 20, 1993

W. Rodney Hughes, 76         Trustee since          Private Investor                   25               None
                             October 20, 1993

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Fund and the parent company of BGFA, the investment adviser of the Master Portfolio.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS           OTHER PUBLIC COMPANY
                             POSITION(S),           PRINCIPAL OCCUPATION           OVERSEEN IN          AND INVESTMENT COMPANY
NAME, ADDRESS AND AGE        LENGTH OF SERVICE      DURING PAST FIVE YEARS         FUND COMPLEX*        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 42         Trustee since          Professor, University of           101              Director of Matthews Asian
                             November 16, 2001      California, Berkeley: Haas                          Funds (oversees 6
                                                    School of Business;                                 portfolios).
                                                    Member, Council of Foreign
                                                    Relations

Leo Soong, 56                Trustee since          President of Trinity                25              None
                             February 9, 2000       Products LLC (beverages);
                                                    Managing Director of
                                                    CG Roxane LLC (water
                                                    company); Co-Founder of
                                                    Crystal Geyser Water Co.
                                                    (President through 1999).

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

        Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

        The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund's accounting and financial reporting practices, reviewing the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

        Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                     BENEFICIAL EQUITY OWNERSHIP IN FUND AND
            FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2002)

                                                                                   AGGREGATE DOLLAR RANGE OF
INTERESTED TRUSTEES                                                                SECURITIES IN THE FAMILY OF
AND OFFICERS                     DOLLAR RANGE OF SECURITIES IN THE FUND            INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss                                 0                                              0

INDEPENDENT TRUSTEES

Mary G. F. Bitterman                             0                                              0

Jack S. Euphrat                                  0                                              0

                                                                                   AGGREGATE DOLLAR RANGE OF
INTERESTED TRUSTEES                                                                SECURITIES IN THE FAMILY OF
AND OFFICERS                     DOLLAR RANGE OF SECURITIES IN THE FUND            INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
W. Rodney Hughes                                 0                                              0

Richard K. Lyons                                 0                                              B

Leo Soong                                        0                                              0

        Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

        Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                               COMPENSATION TABLE
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                           AGGREGATE COMPENSATION FROM       TOTAL COMPENSATION FROM FUND
NAME AND POSITION          THE TRUST                         COMPLEX
-----------------------------------------------------------------------------------------
Mary G. F. Bitterman
Trustee                        $           12,500                 $         25,000

Jack S. Euphrat
Trustee                        $           12,500                 $         25,000

W. Rodney Hughes
Trustee                        $           12,500                 $         25,000

Lee Kranefuss
Trustee                        $                0                 $              0

Richard K. Lyons
Trustee                        $           12,500                 $         90,000

Leo Soong
Trustee                        $           12,500                 $         25,000

        Master/Feeder Structure. The Fund seeks to achieve its i   nvestment
objective by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

        The Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

        The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

        Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

        Code of Ethics. The Trust, MIP and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of the Fund or investment adviser; (ii) any employee of the Fund or investment adviser (or any company in a control relationship to the Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by the Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the Fund or investment adviser who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Trust, MIP and BGFA are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of April 1, 2003, the shareholders identified below were known by the Trust to own 5% or more of the Fund's outstanding Aon Captives Shares, Institutional Shares and Service Shares in the following capacity:

               NAME AND ADDRESS                   PERCENTAGE    NATURE OF
                OF SHAREHOLDER                     OF FUND      OWNERSHIP
               ----------------                   ----------    ---------

          AON CAPTIVES SHARES:

          NRI Insurance Co.                           66%        Record
          76 St. Paul Street
          Suite 500
          Burlington, VT 05401-4477

          Agrinational Insurance Co.                  34%        Record
          76 St. Paul Street
          Suite 500
          Burlington, VT 05401-4477

          INSTITUTIONAL SHARES:

          Barclays Global Fund Advisors               69%        Record
          Attn: David Lonergan
          10850 Gold Center Drive
          Rancho Cordova, CA 95670

          Electronic Arts Inc.                        11%        Record
          Attn: David L. Carbone
          209 Redwood Shores Parkway
          Redwood City, CA 94065

          Barclays Bank PLC                            6%        Record
          c/o Sydney G. Dennis
          222 Broadway
          New York, NY 10038

          Investors Bank & Trust as Custodian          5%        Record
          200 Clarendon Street
          Boston, MA 20116

          SERVICE SHARES:

          Stephens Inc.                              100%        Record
          Attn: Accounting
          111 Center Street
          Little Rock, AR

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

        Investment Adviser. The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has the same investment objective and invests in the same kinds of securities as the Fund. The Master Portfolio retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the Advisory Contract, BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

        The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio or by MIP's Board of Trustees, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act. For the periods shown below, the Master Portfolio paid the following in advisory fees, without waivers:

                                   FISCAL        FISCAL        FISCAL
                                  YEAR END      YEAR END      YEAR END
                                 12/31/2000    12/31/2001    12/31/2002
                                 -----------   -----------   -----------
Money Market Master Portfolio    $  411,596    $  997,827    $ 2,521,707

        Administrators. The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund's investment adviser. BGI also pays the compensation of the Fund's Trustees, officers and employees who are affiliated with the Trust.

        In addition, except for advisory fees, distribution fee paid pursuant to Rule 12b-1, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations, including, in the case of the Fund's Service Shares, shareholder servicing fees of up to 0.05%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.02% of the Fund's average daily net assets for the Aon Captives Shares and the Institutional Shares. BGI is entitled to a monthly fee at an annual rate of 0.07% of the Fund's average daily net assets for the Service Shares. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services.

        Prior to April 1, 2003, BGI and Stephens Inc. ("Stephens") served as co-administrators of the Fund. For the periods shown below, the Fund paid co-administration fees jointly to BGI and Stephens as follows:

                                   FISCAL        FISCAL        FISCAL
                                  YEAR END      YEAR END      YEAR END
                                 12/31/2000    12/31/2001    12/31/2002
                                 -----------   -----------   -----------
Institutional Money Market Fund  $    3,933    $   78,760    $ [398,661]

        Distribution Arrangement. SEI Investments Distribution Co. ("SEI") is the distributor for the Fund's shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

        SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

        The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Aon Captives Shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees. The Fund currently does not have a distribution plan in place for its Institutional Shares or Service Shares. Shareholders of the Institutional Shares and the Service Shares do not pay any fees for distribution services.

        Under the Plan and pursuant to the related Distribution Agreement, the Fund pays an annual fee of 0.10% of the average daily net asset value of the Fund's Aon Captives Shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. Aon Securities Corporation ("Aon") has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

        For the periods shown below, the Aon Captives Shares of the Fund paid the following distribution fees:

                                                            FISCAL        FISCAL        FISCAL
                                                           YEAR END      YEAR END      YEAR END
                                                          12/31/2000    12/31/2001    12/31/2002
                                                          -----------   -----------   ----------
Institutional Money Market Fund (Aon Captives Shares)     $        4    $        6    $    1,198

        The actual fee payable to the Distributor by the Fund's Aon Captives Shares is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

        The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Independent Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by vote of a majority of the Independent Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Independent Trustees.

        The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

        In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

        Shareholder Servicing Agents. The Service Shares of the Fund have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of the Fund represented by Service Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services. BGFA, BGI and SEI may pay significant additional amounts from their own resources to selling or servicing agents of the Portfolios in connection with the sale of Portfolio shares.

        A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

        Custodian. IBT also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

        Transfer and Dividend Disbursing Agent. IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

        Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust. KPMG LLP resigned as independent auditors of the Trust on May 31, 2001 due to independence constraints under new SEC rules. The Trust's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 were audited by PwC. The financial statements for all other periods were audited by KPMG LLP.

        Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

        Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations.

                             PERFORMANCE INFORMATION

        Generally. The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

        The Fund's performance may be advertised in terms of current yield or effective yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed reinvestment of income earned.

        Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of investments held by the Fund and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

        Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The current yields for the Fund for the seven-day and thirty-day periods ended December 31, 2002 were
1.32 % and 1.36 %, respectively, for the Aon Captives Shares, 1.42 % and 1.46 %, respectively, for the Institutional Shares, and 1.36 % and 1.37 %, respectively, for the Service Shares.

        Effective yield for the Institutional Money Market Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the Fund for the seven-day period ended December 31, 2002 was 1.32% for the Aon Captives Shares, 1.42% for the Institutional Shares and 1.36% for the Service Shares.

        In addition, investors should recognize that changes in the net asset values of shares of the Institutional Money Market Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

        Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained by contacting the Trust at 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com.

        Performance Comparisons. From time to time and only to the extent the comparison is appropriate for the Fund, the Trust may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

        From time to time, the Trust may quote the Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, iMoneyNet, Inc. Taxable Money Market Average, Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

        In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the level and categories of assets under management by the Fund's investment adviser or its affiliates.

        The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., iMoneyNet, Inc.'s Money Fund Report, including iMoneyNet, Inc's Taxable Money Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

        Other Advertising Items. The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

        The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

        Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the

Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

        Terms of Purchase. The Fund is generally open Monday through Friday and closed on weekends, New York Stock Exchange ("NYSE") holidays and federal bank holidays. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Veterans Day, Columbus Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund. On days the Fund closes early, purchase and redemption orders received after the Fund's closing time will be credited to the next business day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

        In-Kind Purchases. Payment for shares of the Fund may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

        Suspension of Redemptions. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings) during which trading is restricted, or during which, as determined by the SEC by rule or regulation, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

        The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

        In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of the Fund as provided from time to time in the Prospectus.

        Purchases and redemptions may be restricted during times when trading in the markets in which the portfolio invests is limited in accordance with SEC guidelines. To facilitate the investment of proceeds of purchase orders and redemptions, investors are urged to place orders as early in the day as possible.

        Purchases may be made by bank wire or check. Bank wire and check instructions are indicated on both the account application and the Prospectus and can be confirmed with the Transfer Agent. Shares purchased by check may not be redeemed until the check has cleared. Bank wires must be received by the end of business, ordinarily 4:00 p.m. (Eastern time) of the effective trade date.

                             PORTFOLIO TRANSACTIONS

        Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which SEI or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

        The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and BGFA, BGFA is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

        In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Fund to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Fund. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

        Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

        Broker/dealers utilized by BGFA may furnish statistical, research and other information or services that are deemed by BGFA to be beneficial to the Fund's investment programs. Research services received from brokers supplement BGFA's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BGFA and to the Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

        The outside research assistance is useful to BGFA since the brokers utilized by BGFA as a group tend to follow a broader universe of securities and other matters than the staff of BGFA can follow. In addition, this research provides BGFA with a diverse perspective on financial markets. Research services that are provided to BGFA by brokers are available for the benefit of all accounts managed or advised by BGFA. It is the opinion of BGFA that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of BGFA's investment advice.

        Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

        Securities of Regular Broker/Dealers. As of December 31, 2002, the Fund owned securities of its "regular brokers or dealers" (as defined in the 1940
Act), or their parents, as follows:

                                 REGULAR BROKER/DEALER OR PARENT          AMOUNT
                                 -------------------------------      --------------
Money Market Master Portfolio    Morgan Stanley                       $  153,725,838
                                 Merrill Lynch & Co. Inc.             $   59,034,834
                                 Bank of America NA                   $   50,003,607
                                 Credit Suisse First Boston           $   50,000,000
                                 Bayerische Vereinsbank               $   21,044,526
                                 JP Morgan Chase Bank                 $   20,000,000
                                 Bank of America Corp                 $   15,006,378

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

        A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

        The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

        Qualification as a Regulated Investment Company. The Trust intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains and expenses for federal income tax purposes.

        In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

        In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

        Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

        Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

        Investment through the Master Portfolio. The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master

Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio's assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

        Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

        If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to distribute dividends to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

        Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

        If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund's holding period in the property and the application of various loss deferral provisions in the Code.

        In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

        Taxation of Distributions. For federal income tax purposes, the Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of the Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

        Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

        Sales and Exchanges of Fund Shares. In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

        If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

        If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by the Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. The Fund may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

        Tax-Deferred Plans. The shares of the Fund are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

        Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183-day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

        If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

        The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

        Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

        As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of

Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

        Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

        Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and
(ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

        As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

        Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

        The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

        Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

        The Master Portfolio. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

        MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

        The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

                       ADDITIONAL INFORMATION ON THE FUND

        The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

        The audited financial statements, including the schedule of investments, financial highlights and independent auditors' reports for the fiscal year ended December 31, 2002 for the Fund and Master Portfolio, are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on February 26, 2003. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

        Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch").

                                S&P BOND RATINGS

                                      "AAA"

        Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

        Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       "A"

        Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      "BBB"

        Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

Commercial Paper Rating. The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                              MOODY'S BOND RATINGS

                                      "Aaa"

        Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

        Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

                                       "A"

        Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      "Baa"

        Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating. The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      FITCH

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      "AAA"

        Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

        Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                       "A"

        Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      "BBB"

        Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                      "F-2"

        Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

PROSPECTUS/MAY 1, 2003
Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Money Market Fund


Providing income and
preserving capital

                                                BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

FUND BASICS

     2  Investment Objective

     2  Principal Investment Strategy

     3  Principal Risk Factors

     4  Investment Returns

     5  Fees and Expenses

FUND DETAILS

     6  Principal Investments

     7  Management of the Fund

     8  Shareholder Information

    15  Financial Highlights

FUND BASICS

Investment Objective/1/

                                    [GRAPHIC]



The Fund seeks a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategy

                                    [GRAPHIC]



The Fund invests in high-quality, short-term government, bank and corporate debt.

/1/The Money Market Fund invests all of its assets in a Master Portfolio that has a substantially identical investment objective. For simplicity's sake, all discussion of investment objectives, strategies and risks of the Fund refer also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Fund to its Master Portfolio appears on page 14.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

.. The value of the short-term securities in which the Fund invests may fall because of an increase in interest rates. Increasing interest rates reduce the value of debt securities generally, even the value of debt securities issued by the US government.

.. The value of individual securities held by the Fund may fall with the decline in a borrower's real or apparent ability to meet its financial obligations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest in the Fund

The Fund may be appropriate for investors who:

.. seek income comparable to money market rates

.. wish to maintain the value of their investment in the long and short term

.. desire an investment that can be readily converted to cash

For a further discussion of Fund risks, please refer to the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge from your shareholder servicing agent or by calling 1 877 BGI 1544 (1 877 244 1544).

                                    [GRAPHIC]



Defining Terms

Short-term securities have a remaining maturity of 397 days or less. The Fund's portfolio will maintain an average-weighted maturity of 90 days or less.

The Fund has appointed shareholder servicing agents to service individual Money Market Fund accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records and provide reports on the status of individual accounts. The Money Market Fund does not charge extra for these services, but compensates shareholder servicing agents as part of their operating expenses.


FUND BASICS 3

Investment Returns


Total Returns

The bar chart and the table in this section provide some indication of the risks of investing in the Money Market Fund by showing changes in the Fund's performance from year to year. The bar chart shows the returns for the Fund for each full calendar year since the Fund's inception. The average annual total return table compares the Fund's average annual total return with the return of its corresponding index for one and five years and since the Fund's inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Money Market Fund
Year-By-Year Returns
                                    [CHART]


                       1994                        3.93%
                       1995                        5.66%
                       1996                        5.10%
                       1997                        5.33%
                       1998                        5.26%
                       1999                        4.92%
                       2000                        6.17%
                       2001                        3.88%
                       2002                        1.49%

 The highest and lowest quarterly returns for the Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly    Lowest Quarterly
Return: 3rd Qtr. '00 Return: 4th Qtr. '02

       1.59%                0.33%

MONEY MARKET FUND AVERAGE TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                 SINCE INCEPTION
                             ONE YEAR FIVE YEARS (July 2, 1993)**
-----------------------------------------------------------------
Money Market Fund             1.49%     4.33%         4.53%
-----------------------------------------------------------------
MFR Averages/All Taxable*     1.28%     4.08%         4.30%
-----------------------------------------------------------------

*Money Fund Report All Taxable Average, a service of iMoney Net, Inc. (formerly
 IBC Financial Data).
**The MFR Average/All Taxable is calculated from June 30, 1993.

To learn the Fund's current seven-day yield, call 1 888 BGI 1544
(1 877 244 1544) Monday through Friday from 8:30 am--5 pm Eastern Time.

                                    [GRAPHIC]



Defining Terms

The Fund's seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.


4   BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses


The table below describes the fees and expenses that you may pay if you buy and hold shares in the Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management fees                                          0.10%
----------------------------------------------------------------------------
Other expenses                                           0.35%
----------------------------------------------------------------------------
Total annual Fund operating expenses/1, 2/               0.45%
----------------------------------------------------------------------------

/1/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
/2/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses remain the same.

The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------
Money Market Fund  $46    $144    $252     $567
-------------------------------------------------


FUND BASICS 5

FUND DETAILS

Principal Investments

The Money Market Fund invests in fixed rate, floating rate and variable rate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less.

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services or Standard & Poor's Corp.

.. If the securities are unrated, Barclays Global Fund Advisors (BGFA) will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees./1/

.. The principal and interest of all securities in the Master Portfolio are payable in US dollars.

Within these guidelines, the Fund may invest in US and foreign government debt, including the debt of agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, US and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

/1/A detailed examination of the relationship of the Fund to its Master
   Portfolio appears on page 14.

Defining Terms

Floating rate and variable rate debt securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

Bank obligations are backed by funds of a financial institution. In addition to domestic bank obligations, the Fund may invest in obligations of foreign bank branches located inside and outside the United States and US bank branches located outside the United States.

Corporate obligations include unsecured debt instruments, such as commercial paper and corporate notes, issued by financial institutions, insurance companies and industrial corporations.

Repurchase agreements obligate a person selling US government or other high-quality securities to buy them back within a specified period of time (usually one week or less) at an agreed-upon price.

Asset-backed securities are financial instruments collateralized by one or more types of assets, including loans and receivables.


6   BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a similarly named Master Portfolio with substantially identical investment objectives, strategies and policies. Barclays Global Fund Advisors (BGFA) provides investment guidance and policy direction for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive an annual fee of 0.10% of the Master Portfolio's average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. (BGI), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is the world's largest manager of institutional investment assets. As of December 31, 2002, BGI and its affiliates, including BGFA, provided investment advisory services for over $746 billion in assets.

Administrative Services

BGI provides the following services as the Fund's administrator:

.. management of the Fund's non-investment operations

.. preparation of reports for the Fund's Board of Trustees

.. preparation of required reports for the Securities and Exchange Commission and state securities commissions

.. preparation of proxy statements and shareholder reports

BGI is entitled to receive an annual fee of 0.35% of the Fund's average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for the Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Fund.



FUND DETAILS 7

Shareholder Information

                                       [GRAPHIC]



Defining Terms

Investors Bank & Trust (IBT) is the Fund's custodian, transfer agent and dividend disbursing agent.

Who is Eligible to Invest

To be eligible to purchase Money Market Fund shares, you must:

.. invest through an employer-sponsored or individual retirement savings plan

.. invest the proceeds rolled over from such a plan into an Individual
  Retirement Account

.. maintain an account with Investors Bank & Trust (IBT) or one of the Fund's shareholder servicing agents authorized to sell and service Fund shares or

.. invest a minimum of $1 million directly through IBT.

How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.)

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 10.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.


8   BARCLAYS GLOBAL INVESTORS FUNDS

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 pm Eastern Time) on any day the Fund is open (a "Business Day") to purchase shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Fund reserves the right to suspend the availability of Fund shares and has the right to reject any purchase order.

How to Sell Shares*

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your shareholder servicing agent.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 10.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4 pm Eastern Time) on any Business Day to sell shares at that day's net asset value. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted, (ii) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the Fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors.

It is important that you call the Fund before executing a large transaction. In consideration of the interests of all shareholders, the Fund reserves the right to reject any purchase orders or delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance.

*Under certain circumstances, the Fund reserves the right to send your sale proceeds in the form of securities from its Master Portfolio.


FUND DETAILS 9

How to Exchange Shares

The Fund allows investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that Fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

The Fund may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

Special Instructions for Direct Buyers

Direct buyers who have an established account with a Fund, can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call the Funds transfer agent, IBT, at 1 888 204 3956 from 8:30 am to 5 pm Eastern Time, to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011-001-438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name:
 Shareholder Account Number:
 Fund Number 1120

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.


10  BARCLAYS GLOBAL INVESTORS FUNDS

.. To redeem shares by phone, call IBT 1 888 204 3956 any Business Day between
  8:30am and 5pm, Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct buyers can ask IBT to wire proceeds directly to their designated bank account.**

.. When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

For additional information on purchasing, selling or exchanging fund shares, contact IBT at 1 888 204 3956

Calculating the Fund's Share Price

IBT calculates the Fund's share price (also known as a Fund's net asset value) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading (normally 4pm Eastern Time) of the NYSE on any day the Fund is open. The Fund is open every day the NYSE is open, with the exception of Columbus Day and Veteran's Day. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus cash reserves--and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities it buys.

 *If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sale's proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


Defining Terms

The amortized cost method marks down any premium, or marks up any discount, on short-term debt that the Fund buys at a constant rate until maturity. It does not reflect daily fluctuations in market value.


FUND DETAILS 11

.. The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will do so.

.. The price at which a purchase or redemption is made is based on the next calculation of net asset value after the order is received in proper form.

Dividends and Distributions

The Fund declares any dividends daily and pays them out to investors every month. It distributes realized capital gains, if any, to the investors at least annually. Dividends and distributions payable to you will be automatically reinvested in additional shares of the Fund unless otherwise elected.

You begin earning dividends on your shares the day after your purchase order takes effect. You continue earning daily dividends on the shares until the date you sell them.

Please Note:

.. The Fund credits dividends earned on weekends and holidays to the preceding business day.

.. If you sell shares before the monthly dividend payment date, the Fund remits to the investor any dividends declared but not yet paid to the investor on the next dividend payment date.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you may be required to pay taxes on the Fund's net investment income and realized capital gains through distribution of such income and gains by the Fund to its shareholders. You will owe taxes even though your dividends and distributions are reinvested in Fund shares.


12  BARCLAYS GLOBAL INVESTORS FUNDS

The amount of taxes you owe on your share of the Fund's income and gains will vary from year to year, based on the amount of dividends of net investment income and capital gain distributions the Fund pays out and your tax rate. Normally, dividends and distributions are taxable to you when paid. However, when dividends and distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Dividends and capital gain distributions usually create the following tax liability:

TRANSACTION                          TAX STATUS
Income dividends                     Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------

Dividends and distributions from each Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers.

As long as each Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, each Fund will send you a notice that tells you how much you've received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

The Fund is required to withhold 30% as "backup withholding" on any payments to you by it (including amounts deemed paid in the case of exchanges) if you haven't given us a correct Taxpayer Identification Number (TIN) and certified that the TIN is correct and withholding doesn't apply, the Internal Revenue Service (IRS) notifies the Fund that your TIN given to us is incorrect or the IRS informs us that you are otherwise subject to backup withholding. You may also be subject to IRS penalties if you give us an incorrect TIN. Any amounts withheld can be applied against your federal income tax liability.


FUND DETAILS 13

Tax considerations for tax-exempt investors or investors holding fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend that you consult your tax adviser about your investment

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. BGFA serves as Investment Adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

Feeder Fund Expenses. The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the shareholders' best interests. If the Fund's Board of Trustees withdraws the Money Market Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.


14  BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The table below provides a picture of the Money Market Fund's financial performance. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001 and December 31, 2002 has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor's report along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30am to 5pm, Eastern Time.


                                                     Year Ended   Year Ended  Year Ended  Ten-Month Period  Year Ended Year Ended
                                                      12/31/02     12/31/01    12/31/00   Ended 12/31/99/1/  2/28/99    2/28/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $1.00       $1.00       $1.00           $1.00          $1.00      $1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income                                     0.01        0.04        0.06            0.04           0.05       0.05
Net Realized and Unrealized Gain on Investments           0.00/2/     0.00/2/     0.00/2/            -              -          -
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.01        0.04        0.06            0.04           0.05       0.05
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From Net Investment Income                               (0.01)      (0.04)      (0.06)          (0.04)         (0.05)     (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (0.01)      (0.04)      (0.06)          (0.04)         (0.05)     (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $1.00       $1.00       $1.00           $1.00          $1.00      $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                          1.49%/3/       3.88%       6.17%        4.14%/4/          5.15%      5.35%
---------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net Assets, End of Period (000s)                       $54,370     $80,918     $73,435        $143,258       $205,317   $180,375
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:/5/
Ratio of Expenses to Average Net Assets                  0.45%       0.45%       0.45%           0.45%          0.45%      0.45%
Ratio of Net Investment Income to Average Net Assets     1.51%       3.80%       5.94%           4.86%          4.62%      5.23%
---------------------------------------------------------------------------------------------------------------------------------

/1/The Fund changed its fiscal year end from February 28 to December 31. /2/Rounds to less than $0.01
/3/The voluntary reimbursements made by the investment advisor had no material impact on the total return for the year.
/4/Not annualized.
/5/Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.


FUND DETAILS 15

[This page intentionally left blank.]


16  BARCLAYS GLOBAL INVESTORS FUNDS

For more detailed information on the Fund, request a copy of its annual and semi-annual reports to shareholders and its Statement of Additional Information
(SAI). The annual and semi-annual reports discuss the Fund's investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2003, with the Securities and Exchange Commission. It is incorporated by reference into this prospectus.

If you have any questions about the Fund or wish to obtain the reports and SAI free of charge, please call the Fund's toll-free number:

1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGICASH@seic.com


Or you may write Barclays Global Investors Funds

c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

You can also obtain this information through the Internet on the Securities and Exchange Commission's Website:

http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 202-942-8090 for further details.

Investment Company Act File No.:

811-7332

BGF-PR-MMF 0503                                  BARCLAYS GLOBAL INVESTORS FUNDS

                         BARCLAYS GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND

                                   MAY 1, 2003

                                   ----------

        Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Trust's Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has the same investment objective as the Fund as described in its Prospectus.

        Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

        This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus, also dated May 1, 2003. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. The audited financial statements for the Fund, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2002, are hereby incorporated by reference to the Fund's Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by call 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

History of the Trust.....................................................      1
Description of the Fund and Its Investments and Risks....................      1
Portfolio Securities.....................................................      5
Management...............................................................     13
Control Persons and Principal Holders of Securities......................     17
Investment Adviser and Other Service Providers ..........................     17
Performance Information..................................................     20
Determination of Net Asset Value.........................................     22
Purchases, Redemption and Pricing of Shares..............................     23
Portfolio Transactions...................................................     24
Dividends, Distributions and Taxes.......................................     25
Capital Stock............................................................     31
Additional Information on the Fund.......................................     33
Financial Statements.....................................................     33
Appendix.................................................................    A-1

                              HISTORY OF THE TRUST

        The Trust is an open-end, management investment company organized on December 4, 2001 as a business trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with multiple series, including the Fund, corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

        The Trust consists of multiple series, including the Money Market Fund. The Trust's principal office is located at 45 Fremont Street, San Francisco CA 94105. The Fund invests all of its assets in the Money Market Master Portfolio of MIP, which has the same investment objective as the Fund.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

        Investment Objectives and Policies. The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

        The Fund's investment objective is set forth in its Prospectus. The Fund has an investment objective that is fundamental and cannot be changed without shareholder approval. The investment objective and policies of the Fund determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objective of the Fund will be achieved.

        Fundamental Investment Restrictions of the Fund. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

The Money Market Fund may not:

        (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; and (ii) obligations of banks to the extent that the U.S. Securities and Exchange Commission ("SEC"), by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (1).

        (2) Purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

        (3) Purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer that invests or deals in commodities or commodity contracts.

        (4) Purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

        (5) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

        (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph (6).

        (7) Make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (7).

        (8) Borrow money or issue senior securities as defined in the 1940 Act, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

        (9) Write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

        (10) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (10).

        (11) Make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

        Non-Fundamental Investment Restrictions of the Fund. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

        (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investments in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and

(iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

        (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

        (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

        Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

        Fundamental Investment Restrictions of the Master Portfolio. The Master Portfolio is subject to the following investment restrictions, all of which are fundamental policies.

The Money Market Master Portfolio may not:

        (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies,
(ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC") or its staff).

        (2) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

        (3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

        (4) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

        (5) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

        (6) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

        (7) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

        With respect to paragraph 5, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 7, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

        Non-Fundamental Investment Restrictions of the Master Portfolio. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

        (1) The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

        (2) The Master Portfolio may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

        (3) The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

        (4) The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

        (5) The Master Portfolio may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

        (6) The Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

        (7) The Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

                              PORTFOLIO SECURITIES

        To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

        The assets of the Fund consist only of obligations maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

        The Fund may invest in the following types of money market instruments:

        Asset-Backed Securities. The Fund may purchase asset-backed securities (including asset-backed commercial paper), which are securities backed by installment contracts, credit-card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

        Bank Obligations. The Fund may invest in bank obligations that include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks, U.S. branches of foreign banks or foreign branches of foreign banks that are denominated in and pay interest in U.S. dollars. Fixed time deposits are obligations of banks that are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposit to a third party. It is the policy of the Master Portfolio not to invest more than 10% of the value of its net assets in repurchase agreements with more than seven days to maturity, or in illiquid securities such as fixed time deposits subject to withdrawal penalties, other than overnight deposits.

        Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding and other taxes on amounts realized on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

        Commercial Paper and Short-Term Corporate Debt Instruments. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in high quality non-convertible corporate debt securities (e.g., bonds and debentures). Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default. Neither event will require an immediate sale of such security by the Master Portfolio provided that, when a security ceases to be rated, the Trust's Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the best interest of the Master Portfolio's interestholders.

        Floating- and Variable-Rate Obligations. The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

        The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

        The following types of derivative securities ARE NOT permitted investments for the Fund:

        . capped floaters (on which interest is not paid when market rates move above a certain level);

        . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

        . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

        . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

        . inverse floaters (which reset in the opposite direction of their index).

        Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters.

        Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

        Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

        Funding Agreements. The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

        The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations, and could result in significant variations in the Fund's daily share price.

        Illiquid Securities. The Fund may invest in securities not registered under the Securities Act of 1933, as amended ("1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

        Investment Company Securities. The Fund may invest in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

        Letters of Credit. Certain debt obligations, certificates of participation, commercial paper and other short-term obligations that the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of BGFA, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.

        Loan Participation Agreements. The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

        Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

        The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

        Loans of Portfolio Securities. Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

        The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

        Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.

        Municipal Obligations. The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The Fund will invest in high-quality (as defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term municipal commercial paper, with remaining maturities not exceeding 13 months.

        Participation Interests. The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

        Pass-Through Obligations. Certain of the debt obligations in which the Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

        Privately Issued Securities. It is possible that unregistered securities, purchased by the Fund in reliance upon Rule 144A under the 1933 Act, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

        Repurchase Agreements. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed.

The Fund may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

        The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

        Unrated Investments. The Fund may purchase instruments that are not rated if, in the opinion of BGFA, as investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest. To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

        Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

        U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the

U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

        The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

INTERESTED TRUSTEES & OFFICERS

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS          OTHER PUBLIC COMPANY
NAME, ADDRESS AND            POSITION(S),          PRINCIPAL OCCUPATION                  OVERSEEN IN         AND INVESTMENT COMPANY
AGE                          LENGTH OF SERVICE     DURING PAST FIVE YEARS                FUND COMPLEX*       DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss,** 41       Trustee since         Chief Executive Officer of the              25            None
                             November 16,          Individual Investors Business of
                             2001, President       Barclays Global Investors, N.A.
                             and Chief
                             Executive Officer

Michael A. Latham,           Secretary,            Director of Mutual Fund Delivery of         N/A           None
38                           Treasurer and         the Individual Investors Business of
                             Chief Financial       Barclays Global Investors, N.A.
                             Officer               (since 2000); Head of Operations,
                                                   BGI Europe (1997-2000); Manager
                                                   of Portfolio Accounting Group
                                                   (1994-1997).

INDEPENDENT TRUSTEES

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS          OTHER PUBLIC COMPANY
NAME, ADDRESS AND            POSITION(S),          PRINCIPAL OCCUPATION                  OVERSEEN IN         AND INVESTMENT COMPANY
AGE                          LENGTH OF SERVICE     DURING PAST FIVE YEARS                FUND COMPLEX*       DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman,        Trustee since         President and Chief Executive               25            Director, Bank of
58                           November 16,          Office of The James Irvine                                Hawaii.
                             2001                  Foundation (non-profit foundation);
                                                   President and Chief Executive
                                                   Officer of KQED, Inc. (public
                                                   television and radio) from
                                                   1993-2002.

Jack S. Euphrat, 80          Trustee since         Private Investor                            25            None
                             October 20, 1993

W. Rodney Hughes, 76         Trustee since         Private Investor                            25            None
                             October 20, 1993

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Fund and the parent company of BGFA, the investment adviser of the Master Portfolio.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS          OTHER PUBLIC COMPANY
NAME, ADDRESS AND            POSITION(S),          PRINCIPAL OCCUPATION                  OVERSEEN IN         AND INVESTMENT COMPANY
AGE                          LENGTH OF SERVICE     DURING PAST FIVE YEARS                FUND COMPLEX*       DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 42         Trustee since         Professor, University of California,       101            Director of Matthews
                             November 16,          Berkeley: Haas School of Business;                        Asian Funds (oversees 6
                             2001                  Member, Council of Foreign                                portfolios).
                                                   Relations

Leo Soong, 56                Trustee since         President of Trinity Products LLC           25            None
                             February 9, 2000      (beverages); Managing Director of
                                                   CG Roxane LLC (water company);
                                                   Co-Founder of Crystal Geyser
                                                   Water Co. (President through 1999).

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

        Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2002, the Nominating Committee did not hold any meetings.

        The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund's accounting and financial reporting practices, reviewing the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. W. Rodney Hughes serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2002, the Audit Committee held three meetings.

        Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                     BENEFICIAL EQUITY OWNERSHIP IN FUND AND
            FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2002)

                                                                             AGGREGATE DOLLAR RANGE OF
INTERESTED TRUSTEES                                                         SECURITIES IN THE FAMILY OF
AND OFFICERS                 DOLLAR RANGE OF SECURITIES IN THE FUND             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------
Lee T. Kranefuss                               0                                         0
INDEPENDENT TRUSTEES
Mary G. F. Bitterman                           0                                         0
Jack S. Euphrat                                0                                         0

                                                                             AGGREGATE DOLLAR RANGE OF
INTERESTED TRUSTEES                                                         SECURITIES IN THE FAMILY OF
AND OFFICERS                 DOLLAR RANGE OF SECURITIES IN THE FUND             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------
W. Rodney Hughes                               0                                         0
Richard K. Lyons                               0                                         B
Leo Soong                                      0                                         0

        Ownership of Securities of Certain Entities. As of December 31, 2002, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

        Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Richard K. Lyons also receives compensation for his services as Trustee of iShares Trust and Director of iShares, Inc. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                               COMPENSATION TABLE
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002

                          AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
NAME AND POSITION             FROM THE TRUST                FUND COMPLEX
--------------------------------------------------------------------------------

Mary G. F. Bitterman
Trustee                           $     12,500                 $    25,000

Jack S. Euphrat
Trustee                           $     12,500                 $    25,000

W. Rodney Hughes
Trustee                           $     12,500                 $    25,000

Lee Kranefuss
Trustee                           $          0                 $         0

Richard K. Lyons
Trustee                           $     12,500                 $    90,000

Leo Soong                         $     12,500                 $    25,000
Trustee

        Master/Feeder Structure. The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

        The Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

        The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

        Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

        Code of Ethics. The Trust, MIP and BGFA each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of the Fund or investment adviser; (ii) any employee of the Fund or investment adviser (or any company in a control relationship to the Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by the Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the Fund or investment adviser who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Trust, MIP and BGFA are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of April 1, 2003, the shareholders identified below were known by the Trust to own 5% or more of the Money Market Fund's outstanding shares in the following capacity:

                  NAME AND ADDRESS             PERCENTAGE           NATURE OF
                   OF SHAREHOLDER                OF FUND            OWNERSHIP
                  ----------------              ---------           ---------

     Security Trust Company                         6%                Record
     TTEE FBO Massilon U
     2390 East Camelback Road
     Suite 240
     Phoenix, AZ 85016

     Security Trust Company                        19%                Record
     TTEE FBO Tinnerman
     2390 East Camelback Road
     Suite 240
     Phoenix, AZ 85016

     Bear Stearns Securities Corp.                 22%                Record
     FBO 102-26796 - FBO 102-26796-23
     1 Metrotech Center North
     Brooklyn, NY 11201-3859

     Wells Fargo Bank Minnesota, NA                50%                Record
     Mutual Fund Trust Operations
     510 Marquette Avenue South
     Minneapolis, MN 55479

        For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

        Investment Adviser. The Fund invests all of its assets in the Money Market Master Portfolio of MIP. The Master Portfolio has the same investment objective and invests in the same kinds of securities as the Fund. The Master Portfolio retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the Advisory Contract, BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

        The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio or by MIP's Board of Trustees, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

        For the periods shown below, the corresponding Master Portfolio paid the following advisory fees to BGFA, without waivers:

                                     FISCAL        FISCAL        FISCAL
                                   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                   12/31/2000    12/31/2001    12/31/2002
                                   ----------    ----------    -----------

   Money Market Master Portfolio   $  411,596    $  997,827    $ 2,521,707

        Administrator. The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund's investment adviser. BGI also pays the compensation of the Fund's Trustees, officers and employees who are affiliated with the Trust.

        In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, BGI is entitled to an annual fee of 0.35% of the Fund's average daily net assets. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services for the Fund.

        Prior to April 1, 2003, BGI and Stephens Inc. ("Stephens") served as co-administrators of the Fund. For the periods shown below, the Fund paid co-administration fees jointly to BGI and Stephens as follows:

                                 FISCAL         FISCAL          FISCAL
                               YEAR ENDED     YEAR ENDED      YEAR ENDED
                               12/31/2000     12/31/2001      12/31/2002
                               ----------     ----------      ----------

      Money Market Fund        $  397,222     $  260,878      $  220,068

        Shareholder Servicing Agents. The Fund has adopted a Shareholder Servicing Plan pursuant to which it has entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of the

Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

        A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

        Distributor. SEI Investments Distribution Co. ("SEI") is the distributor for the Fund's shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

        SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). SEI does not receive a fee from the Fund for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

        In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

        Custodian. IBT, concurrent with its appointment as sub-administrator for the Fund on October 21, 1996, also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

        Transfer and Dividend Disbursing Agent. IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

        Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust. KPMG LLP resigned as independent auditors of the Trust on May 31, 2001 due to independence constraints under new SEC rules. The Trust's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 were audited by PwC. The financial statements for all other periods were audited by KPMG LLP.

        Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

        Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations.

                             PERFORMANCE INFORMATION

        Generally. The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

        The Fund's performance may be advertised in terms of current yield or effective yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed reinvestment of income earned.

        Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of investments held by the Fund and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

        Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The current yields for the Fund for the seven-day and thirty-day periods ended December 31, 2002 were 1.09% and 1.13% respectively.

        Effective yield for the Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the Fund for the seven-day period ended December 31, 2002 was 1.09%.

        In addition, investors should recognize that changes in the net asset values of shares of the Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

        Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained by contacting the Trust at 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com.

        Performance Comparisons. From time to time and only to the extent the comparison is appropriate for the Fund, the Trust may quote the performance of the Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

        From time to time, the Trust may quote the Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, iMoneyNet, Inc. Taxable Money Market Average, Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

        In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (i) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (ii) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the level and categories of assets under management by the Master Portfolio investment adviser or its affiliates.

        The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., iMoneyNet, Inc.'s Money Fund Report, including iMoneyNet, Inc.'s Taxable Money Market Fund Average or Morningstar, Inc., independent services that monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

        Other Advertising Items. The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

        The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

        Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

        Terms of Purchase. The Fund is generally open Monday through Friday and closed on weekends, New York Stock Exchange ("NYSE") holidays and federal bank holidays. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Veterans Day, Columbus Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Fund. On days the Fund closes early, purchase and redemption orders received after the Fund's closing time will be credited to the next business day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received for same Business Day credit as permitted by the SEC.

        In-Kind Purchases. Payment for shares of the Fund may, at the discretion of the investment adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

        Suspension of Redemptions. Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings) during which trading is restricted, or during which, as determined by the SEC by rule or regulation, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

        The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act.

        In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to shares of the Fund as provided from time to time in the Prospectus.

        Purchases and redemptions may be restricted during times when trading in the markets in which the portfolio invests is limited in accordance with SEC guidelines. To facilitate the investment of proceeds of purchase orders and redemptions, investors are urged to place orders as early in the day as possible.

        Purchases may be made by bank wire or check. Bank wire and check instructions are indicated on both the account application and the Prospectus and can be confirmed with the Transfer Agent. Shares purchased by check may not be redeemed until the check has cleared. Bank wires must be received by the end of business, ordinarily 4:00 p.m. (Eastern time) of the effective trade date.

                             PORTFOLIO TRANSACTIONS

        Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which SEI or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

        The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and BGFA, BGFA is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

        In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Fund to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Fund. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

        Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

        Broker/dealers utilized by BGFA may furnish statistical, research and other information or services that are deemed by BGFA to be beneficial to the Fund's investment programs. Research services received from brokers supplement BGFA's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to BGFA and to the Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

        The outside research assistance is useful to BGFA since the brokers utilized by BGFA as a group tend to follow a broader universe of securities and other matters than the staff of BGFA can follow. In addition, this research provides BGFA with a diverse perspective on financial markets. Research services that are provided to BGFA by brokers are available for the benefit of all accounts managed or advised by BGFA. It is the opinion of BGFA that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of BGFA's investment advice.

        Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

        Securities of Regular Broker/Dealers. As of December 31, 2002, the Fund owned securities of its "regular brokers or dealers" (as defined in the 1940
Act), or their parents, as follows:

                                          REGULAR BROKER/DEALER OR PARENT       AMOUNT
                                          -------------------------------       ------
        Money Market Master Portfolio     Merrill Lynch & Co. Inc.           $  59,034,834
                                          JP Morgan Chase Bank               $  20,000,000
                                          Morgan Stanley Dean Witter & Co.   $ 153,725,838
                                          Bayerische Vereinsbank             $  21,044,526
                                          Bank of America Corp.              $  15,006,378
                                          Credit Suisse First Boston         $  50,000,000
                                          Bank of America NA                 $  50,003,607

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

        A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through a tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal alternative minimum tax.

        The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussion in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

        Qualification as a Regulated Investment Company. The Trust intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains and expenses for federal income tax purposes.

        In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash, government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

        In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

        Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

        Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

        Investment through the Master Portfolio. The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio's assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

        Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

        If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to distribute dividends to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

        Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

        If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund's holding period in the property and the application of various loss deferral provisions in the Code.

        In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

        Taxation of Distributions. For federal income tax purposes, the Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of the Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

        Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

        Sales and Exchanges of Fund Shares. In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

        If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

        If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 38.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A special, lower maximum rate of 18% on net capital gain is available to individuals to the extent the gain is derived from investments held for more than five years. (An even lower rate applies to individuals in some lower federal income tax brackets.) However, the 18% rate only applies to assets acquired after December 31, 2000, unless an election is made to treat certain assets held on January 1, 2001, as having been sold and then reacquired on the same date. If the election is made, the asset will be deemed to be sold at its fair market value and any gain, but not loss, will be recognized. The 18% rate will apply to capital gain distributions by the Fund to the extent that the gain is derived from the disposition of a portfolio investment acquired by the Fund after December 31, 2000 and was held for more than five years at the time of disposition. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

        Backup Withholding. The Fund may be required to withhold, subject to certain exemptions, at a rate of 30% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. Under the Economic Growth and Tax Relief Recovery Act, the rate of backup withholding is set to decrease in future years.

        Tax-Deferred Plans. The shares of the Fund are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

        Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies. This tax generally is not refundable. However, if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions generally are not subject to federal income tax, withholding or otherwise, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183-day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

        If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

        The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

        Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

        As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

        Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

        Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and
(ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

        As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

        Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

        The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

        Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

        The Master Portfolio. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

        MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

        The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

                       ADDITIONAL INFORMATION ON THE FUND

        The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

        The audited financial statements, including the schedule of investments and independent auditors' reports for the fiscal year ended December 31, 2002 for the Fund and Master Portfolio are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on February 26, 2003. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

        Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch"):

                                S&P BOND RATINGS

                                      "AAA"

        Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

        Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       "A"

        Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      "BBB"

        Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

        Commercial Paper Rating. The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                              MOODY'S BOND RATINGS

                                      "Aaa"

        Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

        Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in "Aaa" securities.

                                       "A"

        Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                                      "Baa"

        Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

Commercial Paper Rating. The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      FITCH

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      "AAA"

        Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

        Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                       "A"

        Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      "BBB"

        Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

        Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"

        Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                      "F-2"

        Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                         BARCLAYS GLOBAL INVESTORS FUNDS
                           FILE NO. 33-54126; 811-7332

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits.

    EXHIBIT                              DESCRIPTION
   ---------     ---------------------------------------------------------------

     (a) Agreement and Declaration of Trust, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

     (b) By-Laws, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

     (c)         Not applicable.

     (d)         Not applicable.

     (e)         Distribution Agreement between SEI Investments Distribution Co.
                 ("SEI") and Barclays Global Investors Funds ("BGIF") on behalf of the Funds, dated April 1, 2003, filed herewith.

     (f)         Not applicable.

     (g) Custody Agreement with Investors Bank & Trust Company ("IBT") on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

    (h)(1) Transfer Agency and Service Agreement with IBT on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

    (h)(2) Shareholder Servicing Plan and form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

    (h)(3) Administration Agreement between Barclays Global Investors, N.A. ("BGI") and BGIF on behalf of the Funds, dated April 1, 2003, filed herewith.

    EXHIBIT                              DESCRIPTION
   ---------     ---------------------------------------------------------------

    (h)(4) Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.

    (h)(5) Service Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.

    (h)(6) Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.

     (i) Opinion and Consent of Counsel (Morrison & Foerster LLP), filed herewith.

    (j)(1) Consent of Independent Auditors (Pricewaterhouse Coopers, LLP), filed herewith.

    (j)(2)       Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat,
                 W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, filed herewith.

     (k)         Not applicable.

     (l)         Not applicable.

     (m) Distribution Plan, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

     (n) Rule 18f-3 Multi-Class Plan, dated November 27, 2001, filed herewith.

    (p)(1) Joint Code of Ethics of BGIF and Master Investment Portfolio ("MIP"), incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

    (p)(2) Code of Ethics of BGFA, incorporated by reference to Post Effective Amendment No. 30, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.

Item 24.  Persons Controlled by or Under Common Control with the Fund

      As of April 1, 2003, each Fund listed below owned the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of MIP. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a Fund in the table below is identified as the beneficial owner of more than 25% of the corresponding Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

                                                                              PERCENTAGE
                                  CORRESPONDING                               OF BENEFICIAL
FUND                              MASTER PORTFOLIO                            INTERESTS HELD
-------------------------------   -----------------------------------------   --------------
Asset Allocation Fund             Asset Allocation Master Portfolio (MIP)          100%
Bond Index Fund                   Bond Index Master Portfolio (MIP)                 13%
Institutional Money Market Fund   Money Market Master Portfolio (MIP)               87%
LifePath Income Portfolio         LifePath Income Master Portfolio (MIP)           100%
LifePath 2010 Portfolio           LifePath 2010 Master Portfolio (MIP)             100%
LifePath 2020 Portfolio           LifePath 2020 Master Portfolio (MIP)             100%
LifePath 2030 Portfolio           LifePath 2030 Master Portfolio (MIP)             100%
LifePath 2040 Portfolio           LifePath 2040 Master Portfolio (MIP)             100%
Money Market Fund                 Money Market Master Portfolio (MIP)               *1%
Prime Money Market Fund           Prime Money Market Master Portfolio (MIP)        100%
S&P 500 Stock Fund                S&P 500 Index Master Portfolio (MIP)              37%

* Less than

Item 25.  Indemnification.

      Section 10.02 of the Registrant's Agreement and Declaration of Trust provides:

            (a) Subject to the exceptions and limitations contained in paragraph (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

            (b)   No indemnification shall be provided hereunder to a Covered
      Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

            (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph
      (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.  Business and Other Connections of Investment Adviser.

      The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by BGFA, a wholly-owned subsidiary of BGI. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

      The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed on November 15, 1984 and updated on April 14, 2003 with the SEC (File No. 801-22609) and is incorporated herein by reference.

Item 27.  Principal Underwriters.

      (a) The Registrant's distributor, SEI, acts as distributor or placement agent for: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, STI Classic Funds, The Arbor Fund, Bishop Street Funds, STI Classic Variable Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, HighMark Funds, Armada Funds, Expedition Funds, Oak Associates Funds, The Nevis Fund, Inc., CNI Charter Funds, The Armada Advantage Fund, Amerindo Funds Inc., iShares, Inc., SEI Insurance Products Trust, iShares Trust, Pitcairn Funds, First Focus Funds, Inc., JohnsonFamily Funds, Inc., The MDL Funds, Causeway Capital Management Trust, The Japan Fund, Inc., and Master Investment Portfolio. SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

      (b) The following is information with respect to each director, officer or partner of SEI. The principal business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                                                                    POSITIONS AND
NAME                     POSITIONS AND OFFICES WITH SEI          OFFICES WITH BGIF
------------------------ --------------------------------------- -----------------
Alfred P. West, Jr.      Director, Chairman of the Board                N/A
Richard B. Lieb          Director, Executive Vice President             N/A
Carmen V. Romeo          Director                                       N/A
Mark J. Held             President & Chief Executive Officer            N/A
Dennis J. McGonigle      Executive Vice President                       N/A
Robert M. Silvestri      Chief Financial Officer & Treasurer            N/A
Todd Cipperman           Senior Vice President & General Counsel        N/A
Carl A. Guarino          Senior Vice President                          N/A
Jack May                 Senior Vice President                          N/A
Kevin P. Robins          Senior Vice President                          N/A

                                                                    POSITIONS AND
NAME                     POSITIONS AND OFFICES WITH SEI          OFFICES WITH BGIF
------------------------ --------------------------------------- -----------------
Patrick K. Walsh         Senior Vice President                          N/A
Wayne M. Withrow         Senior Vice President                          N/A
Robert Aller             Vice President                                 N/A
John D. Anderson         Vice President & Managing Director             N/A
Timothy D. Barto         Vice President & Assistant Secretary           N/A
Robert Crudup            Vice President & Managing Director             N/A
Richard A. Deak          Vice President & Assistant Secretary           N/A
Scott W. Dellorfano      Vice President & Managing Director             N/A
Barbara Doyne            Vice President                                 N/A
Jeff Drennen             Vice President                                 N/A
Scott C. Fanatico        Vice President & Managing Director             N/A
Vic Galef                Vice President & Managing Director             N/A
Steven A. Gardner        Vice President & Managing Director             N/A
Lydia A. Gavalis         Vice President & Assistant Secretary           N/A
Greg Gettinger           Vice President & Assistant Secretary           N/A
Kathy Heilig             Vice President                                 N/A
Jeff Jacobs              Vice President                                 N/A
Brigit Jenson            Vice President                                 N/A
Samuel King              Vice President                                 N/A
John Kirk                Vice President & Managing Director             N/A
Kim Kirk                 Vice President & Managing Director             N/A
John Krzeminski          Vice President & Managing Director             N/A
Karen LaTourette         Secretary                                      N/A
Alan H. Lauder           Vice President                                 N/A
Paul Lonergan            Vice President & Managing Director             N/A
Ellen Marquis            Vice President                                 N/A
Christine M. McCullough  Vice President & Assistant Secretary           N/A
Carolyn McLaurin         Vice President & Managing Director             N/A
Mark Nagle               Vice President                                 N/A
Joanne Nelson            Vice President                                 N/A
Rob Redican              Vice President                                 N/A
Maria Rinehart           Vice President                                 N/A
Steve Smith              Vice President                                 N/A
Daniel Spaventa          Vice President                                 N/A
Kathryn L. Stanton       Vice President                                 N/A
Sherri K. Vetterlein     Vice President & Assistant Secretary           N/A
Lori L. White            Vice President & Assistant Secretary           N/A
William E. Zitelli, Jr.  Vice President & Assistant Secretary           N/A

      (c)   Not applicable.

Item 28.  Location of Accounts and Records.

      (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of IBT, 200 Clarendon Street, Boston, Massachusetts 02116.

      (b) BGFA and BGI maintain all Records relating to their services as adviser and administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

      (c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

      (d) IBT maintains all Records relating to its services as sub-administrator and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29.  Management Services.

      Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.

      Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, this Post-Effective Amendment to the Registration Statement on Form N-1A, pursuant to the rule 485(b) under the Securities Act of 1933, has been signed on behalf of Barclays Global Investors Funds by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 30th day of April, 2003.

                                BARCLAYS GLOBAL INVESTORS FUNDS

                                By: /s/ Michael A. Latham
                                    --------------------------------------------
                                    Michael A. Latham
                                    Secretary and Treasurer
                                    (Principal Financial and Accounting Officer)

      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

     Signature                 Title
    ------------------------   -------------------------------

     /s/ Michael A. Latham     Secretary and Treasurer           April 30, 2003
     -----------------------   (Principal Financial and
     (Michael A. Latham)       Accounting Officer)

                *              Trustee                           April 30, 2003
     -----------------------
     (Mary G.F. Bitterman)

                *              Trustee                           April 30, 2003
     -----------------------
     (Jack S. Euphrat)

                *              Trustee                           April 30, 2003
     -----------------------
     (W. Rodney Hughes)

                *              Chairman, President and Trustee   April 30, 2003
     -----------------------   (Principal Executive Officer)
     (Lee T. Kranefuss)

                *              Trustee                           April 30, 2003
     -----------------------
     (Richard K. Lyons)

                *              Trustee                           April 30, 2003
     -----------------------
     (Leo Soong)


*By: /s/ Michael A. Latham
     -----------------------
     Michael A. Latham
     As Attorney-in-Fact pursuant to powers of attorney as filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 42 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 30th day of April, 2003.

                                MASTER INVESTMENT PORTFOLIO

                                By: /s/ Michael A. Latham
                                    ----------------------------------
                                    Michael A. Latham
                                    Secretary and Treasurer
                                    (Principal Financial and Accounting Officer)

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:


     Signature                 Title
     -----------------------   -------------------------------

     /s/ Michael A. Latham     Secretary and Treasurer           April 30, 2003
     -----------------------   (Principal Financial and
     (Michael A. Latham)       Accounting Officer)


                *              Trustee                           April 30, 2003
     -----------------------
     (Mary G.F. Bitterman)

                *              Trustee                           April 30, 2003
     -----------------------
     (Jack S. Euphrat)

                *              Trustee                           April 30, 2003
     -----------------------
     (W. Rodney Hughes)

                *              Chairman, President and Trustee   April 30, 2003
     -----------------------   (Principal Executive Officer)
     (Lee T. Kranefuss)

                *                 Trustee                        April 30, 2003
     -----------------------
     (Richard K. Lyons)

                *                 Trustee                        April 30, 2003
     -----------------------
     (Leo Soong)


*By: /s/ Michael A. Latham
     -----------------------
     Michael A. Latham
     As Attorney-in-Fact pursuant to powers of attorney as filed herewith.

                         BARCLAYS GLOBAL INVESTORS FUNDS
                        SEC FILE Nos. 33-54126; 811-7332

                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION

Exhibit (e)         .  Distribution Agreement between SEI Investments
                       Distribution Co. and Barclays Global Investors Funds
                       ("BGIF")

Exhibit (h)(3)      .  Administration Agreement  between Barclays Global
                       Investors, N.A. and BGIF

Exhibit (i)         .  Opinion and Consent of Counsel - Morrison & Foerster LLP

Exhibit (j)(1)      .  Consent of Independent Auditors - PricewaterhouseCoopers,
                       LLP

Exhibit (j)(2)      .  Powers of Attorney for Mary G.F. Bitterman,
                       Jack S. Euphrat, W. Rodney Hughes, Lee T. Kranefuss,
                       Richard K. Lyons and Leo Soong

Exhibit (n)         .  Rule 18f-3 Multi-Class Plan